JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Merrill Lynch BOFA	Barclays
	BMO Capital Markets	Citigroup
	Credit Suisse	Deutsche Bank
	Goldman Sachs Mizuho MUFG Scotia Wells Fargo	JP Morgan Morgan Stanley RBC SMBC Nikko

Co – Managers:
	BBVA SunTrust	DBS Bank

(2)	Names of Issuers: BROADCOM CRP / CAYMN FI 2.375%

(3)	Title of Securities: AVGO 2.375% 01/15/20

(4)	Cusip: 11134LAA7

(5)	Date of First Offering: 1/11/2017

(6)	Amount of Total Offering: 2,750,000,000

(7)	Unit Price of Offering: 99.774

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
NXP BV/NXP FUNDI	3.75	6/1/2018	Electronics	3.53
SANMINA CORP	4.375	6/1/2019	Electronics	3.978

SENSATA TECH BV	4.875	10/15/2023	Electronics	5.09

(8)	Underwriting Spread or Commission: 0.30%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 1/11/2017

(11)	Portfolio Assets on Trade Date: $329,798,298

1

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 700,000 @ $99.774 = $698,418

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 2,000,000 @ $99.774 = $1,995,480

(15)	% of Portfolio Assets Applied to Purchase
0.212%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 14, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Merrill Lynch BOFA	Barclays
	BMO Capital Markets	Citigroup
	Credit Suisse	Deutsche Bank
	Goldman Sachs	JP Morgan
	Mizuho	Morgan Stanley
	MUFG	RBC
	Scotia	SMBC Nikko
Wells Fargo

Co – Managers:
	BBVA	DBS Bank
SunTrust

(2)	Names of Issuers: BROADCOM CRP / CAYMN FI 3%

(3)	Title of Securities: AVGO 3% 01/15/22

(4)	Cusip: 11134LAC3

(5)	Date of First Offering: 1/11/2017

(6)	Amount of Total Offering: 3,500,000,000

(7)	Unit Price of Offering: 99.592

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
NXP BV/NXP FUNDI	3.75	6/1/2018	Electronics	3.53
SANMINA CORP	4.375	6/1/2019	Electronics	3.978

SENSATA TECH BV	4.875	10/15/2023	Electronics	5.09

(8)	Underwriting Spread or Commission: 0.45%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 1/11/2017

(11)	Portfolio Assets on Trade Date: $329,798,298

1

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 700,000 @ $99.592= $697,144

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 2,000,000 @ $99.592= $1,991,840

(15)	% of Portfolio Assets Applied to Purchase
0.211%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 14, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Merrill Lynch BOFA	Barclays
	BMO Capital Markets	Citigroup
	Credit Suisse	Deutsche Bank
	Goldman Sachs	JP Morgan
	Mizuho	Morgan Stanley
	MUFG	RBC
	Scotia	SMBC Nikko
Wells Fargo

Co – Managers:
	BBVA	DBS Bank
SunTrust

(2)	Names of Issuers: BROADCOM CRP / CAYMN FI 3.625%

(3)	Title of Securities: AVGO 3.625% 01/15/24

(4)	Cusip: 11134LAE9

(5)	Date of First Offering: 1/11/2017

(6)	Amount of Total Offering: 2,500,000,000

(7)	Unit Price of Offering: 99.896

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
NXP BV/NXP FUNDI	3.75	6/1/2018	Electronics	3.53
SANMINA CORP	4.375	6/1/2019	Electronics	3.978
SENSATA TECH BV	4.875	10/15/2023	Electronics	5.09

(8)	Underwriting Spread or Commission: 0.625%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 1/11/2017

(11)	Portfolio Assets on Trade Date: $329,798,298

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 350,000 @ $99.896= $349,636

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 1,000,000 @ $99.896= $998,960

(15)	% of Portfolio Assets Applied to Purchase
0.106%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 14, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Merrill Lynch BOFA	Barclays
	BMO Capital Markets	Citigroup
	Credit Suisse	Deutsche Bank
	Goldman Sachs	JP Morgan
	Mizuho	Morgan Stanley
	MUFG	RBC
	Scotia	SMBC Nikko
Wells Fargo

Co – Managers:
	BBVA	DBS Bank
SunTrust

(2)	Names of Issuers: BROADCOM CRP / CAYMN FI 3.875%

(3)	Title of Securities: AVGO 3.875% 01/15/27

(4)	Cusip: 11134LAG4

(5)	Date of First Offering: 1/11/2017

(6)	Amount of Total Offering: 4,800,000,000

(7)	Unit Price of Offering: 99.558

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
NXP BV/NXP FUNDI	3.75	6/1/2018	Electronics	3.53
SANMINA CORP	4.375	6/1/2019	Electronics	3.978
SENSATA TECH BV	4.875	10/15/2023	Electronics	5.09

(8)	Underwriting Spread or Commission: 0.65%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 1/11/2017

(11)	Portfolio Assets on Trade Date: $329,798,298

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 700,000 @ $99.558= $696,906

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 2,000,000 @ $99.558= $1,991,160

(15)	% of Portfolio Assets Applied to Purchase
0.211%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 14, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Citizens Capital	Fifth Third
	Goldman Sachs	JP Morgan
	Merrill Lynch	SunTrust
	TD Securities	UBS
	US Bancorp	Wells Fargo

Co – Managers:

(2)	Names of Issuers: PENN NATIONAL GAMING INC 5.625%

(3)	Title of Securities: PENN 5.625% 01/15/27

(4)	Cusip: 707569AS8

(5)	Date of First Offering: 1/12/2017

(6)	Amount of Total Offering: 400,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
INTL GAME TECH	5.625	2/15/2020	Gaming	6.03
MGM RESORTS	5.25	3/31/2020	Gaming	5.637
WYNN LAS VEGAS	5.5	3/1/2025	Gaming	7.279

(8)	Underwriting Spread or Commission: 1.60%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 1/12/2017

(11)	Portfolio Assets on Trade Date: $329,880,175

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 1,025,000 @ $100 = $1,025,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 2,000,000 @ $100 = $2,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.311%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 14, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Citigroup	Credit Suisse
	Deutsche Bank	Goldman Sachs
	Merrill Lynch	UBS
Wells Fargo

Co – Managers:
	Academy Securities	Credit Agricole
	JP Morgan	Lebenthal
	LionTree Advisors	Mizuho Securities
	Morgan Stanley	MUFG
	RBC	Samuel Ramirez
	Scotia	SMBC Nikko
	SunTrust	TD Securities
	US Bancorp	William Capital

(2)	Names of Issuers: CCO HLDGS LLC/CAP CORP 5.125%

(3)	Title of Securities: CHTR 5.125% 05/01/27

(4)	Cusip: 1248EPBT9

(5)	Date of First Offering: 1/17/2017

(6)	Amount of Total Offering: 1,000,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	YId to Worst
DISH DBS CORP	5.125	5/1/2020	Cable & Satellite TV	5.518
VIDEOTRON LTD	5	7/15/2022	Cable & Satellite TV	5.182
UPCB FINANCE IV	5.375	1/15/2025	Cable & Satellite TV	6.16

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 1/17/2017

1

(11)	Portfolio Assets on Trade Date: $330,367,635

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 600,000 @ $100 = $600,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 @ $100 = $5,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.182%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 14, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	RBC	Wells Fargo
	HSBC	Scotia
TD

Co – Managers:
	Credit Suisse	Raymond James

(2)	Names of Issuers: TRINIDAD DRILLING LTD 6.625%

(3)	Title of Securities: TDGCN 6.625% 02/15/25

(4)	Cusip: 896356AE2

(5)	Date of First Offering: 1/25/2017

(6)	Amount of Total Offering: 350,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
TRANSOCEAN INC	6.8	3/15/2038	Oil Field Equipment & Services	13.045
CGG SA	6.875	1/15/2022	Oil Field Equipment & Services	25.881
KEY ENERGY SERV	6.75	3/1/2021	Oil Field Equipment & Services	45.411

(8)	Underwriting Spread or Commission: 1.75%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 1/25/2017

(11)	Portfolio Assets on Trade Date: $329,376,801

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 50,000 @ $100 = $50,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
250,000 @ $100 = $250,000

(15)	% of Portfolio Assets Applied to Purchase
0.015%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 14, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Credit Suisse	Capital One
Wells Fargo

Co – Managers:

(2)	Names of Issuers: JACOBS ENTERTAINMENT INC 7.875%

(3)	Title of Securities: JACENT 7.875% 02/01/24

(4)	Cusip: 469815AH7

(5)	Date of First Offering:1/27/2017

(6)	Amount of Total Offering: 350,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CAESARS ENT RES	8	10/1/2020	Gaming	9.67
INTL GAME TECH	7.5	6/15/2019	Gaming	5.287
STATION CASINOS	7.5	3/1/2021	Gaming	7.135

(8)	Underwriting Spread or Commission: 1.60%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 1/27/2017

(11)	Portfolio Assets on Trade Date: $329,586,791

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 1,025,000 @ $100 = $1,025,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 @ $100 = $2,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.311%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 14, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	BNP Paribas	Credit Suisse
	Deutsche Bank	Goldman Sachs

Co – Managers:
	HSBC Securities	Natixis
	SG Americas Securities	Wells Fargo

(2)	Names of Issuers: CONSTELLIUM NV 6.625%

(3)	Title of Securities: CSTM 6 ⅝ 03/01/25

(4)	Cusip: 210383AF2

(5)	Date of First Offering: 2/02/2017

(6)	Amount of Total Offering: 650,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ARCELORMITTAL	6.125	06/01/2025	Steel Producers/Products	4.309
NOBLE HOLDING INTL LTD	5.95	04/01/2025	Oil Field Equipment & Services	8.145
ROWAN COMPANIES INC	7.375	06/15/2025	Oil Field Equipment & Services	6.784

(8)	Underwriting Spread or Commission: 1.500%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 2/02/2017

(11)	Portfolio Assets on Trade Date: $297,468,354.43

(12)	Price Paid per Unit: 100.00

(13)	Total Price Paid by Portfolio: 1,175,000 bonds @ $100.00 = $1,175,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $100.00 = $20,000,000

(15)	% of Portfolio Assets Applied to Purchase
.395%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 6, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	BBVA Securities	Citizens Capital Markets
	JP Morgan Securities	KeyBanc Capital Markets
	Merrill Lynch Pierce Fenner & Smith	PNC Capital Markets
Wells Fargo Securities LLC

Co – Managers:
Scotia Capital USA Inc

(2)	Names of Issuers: AMERICAN GREETINGS CORP 7.875%

(3)	Title of Securities: AM 7 ⅞ 02/15/25

(4)	Cusip: 026375AQ8

(5)	Date of First Offering: 2/02/2017

(6)	Amount of Total Offering: 400,000,000

(7)	Unit Price of Offering: 99.272

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
NOBLE HOLDING INTL LTD	5.95	04/01/2025	Oil & Gas Services & Equipment	8.145
MURPHY OIL CORP	6.875	08/15/2024	Energy — Exploration & Production	5.660
ROWAN COMPANIES INC	7.375	06/15/2025	Oil Field Equipment & Services	6.786

(8)	Underwriting Spread or Commission: 1.60%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 2/02/2017

(11)	Portfolio Assets on Trade Date: $297,619,047.62

(12)	Price Paid per Unit: 99.272

1

(13)	Total Price Paid by Portfolio: 250,000 bonds @ $99.272 = $248,180

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.272 = $4,963,600

(15)	% of Portfolio Assets Applied to Purchase
0.084%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 6, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Citi	JP Morgan
	Barclays	Merrill Lynch Pierce Fenner & Smith
	Mizuho Securities USA Inc	MUFG Securities Americas Inc
	RBC Capital Markets	SMBC Nikko Securities America Inc
	TD Securities USA LLC	Wells Fargo Securities LLC

Co – Managers:

(2)	Names of Issuers: SYMANTEC CORP 5%

(3)	Title of Securities: SYMC 5 04/15/25

(4)	Cusip: 871503AU2

(5)	Date of First Offering: 2/07/2017

(6)	Amount of Total Offering: 1,100,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
SM ENERGY CO	5.625	06/01/2025	Energy — Exploration & Production	6.425
CNO FINANCIAL GROUP INC	5.25	05/30/2025	Life Insurance	4.799
ALLY FINANCIAL INC	4.625	03/30/2025	Banking	4.314

(8)	Underwriting Spread or Commission: 1.350%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 2/07/2017

(11)	Portfolio Assets on Trade Date: $297,619,047.62

(12)	Price Paid per Unit: 100.00

1

(13)	Total Price Paid by Portfolio: 125,000 bonds @ $100.00 = $125,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $100.00 = $10,000,000

(15)	% of Portfolio Assets Applied to Purchase
.042%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 6, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Deutsche Bank	Merrill Lynch Pierce Fenner & Smith
	RBC Capital Markets	TD Securities USA LLC
Wells Fargo

Sr Co – Managers:
	BBVA	BMO Capital Markets
	Capital One	Citi
	Citizens Capital Markets	Credit Suisse
	ING	Morgan Stanley
Regions Securities

Co – Managers:
	BB&T Capital Markets	Comerica Securities

(2)	Names of Issuers: SUMMIT MID HLDS LLC / FI 5.75%

(3)	Title of Securities: SUMMPL 5 ¾ 04/15/25

(4)	Cusip: 86614WAD8

(5)	Date of First Offering: 2/08/2017

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
SM ENERGY CO	5.625	06/01/2025	Energy — Exploration & Production	6.425
CNO FINANCIAL	5.25	05/30/2025	Life Insurance	4.799
ARCELORMITTAL	6.125	06/01/2025	Steel Producers/Products	4.324

(8)	Underwriting Spread or Commission: 1.350%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 2/08/2017

1

(11)	Portfolio Assets on Trade Date: $294,117,647.06

(12)	Price Paid per Unit: 100.00

(13)	Total Price Paid by Portfolio: 100,000 bonds @ $100.00 = $100,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $100.00 = $10,000,000

(15)	% of Portfolio Assets Applied to Purchase
.034%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 6, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	JP Morgan Securities	Merrill Lynch Pierce Fenner & Smith

Co – Managers:
	BBVA Securities Inc	BNP Paribas
	Credit Agricole Securities USA Inc	HSBC Securities
	Mizuho Securities USA Inc	Morgan Stanley
	MUFG Securities Americas Inc	Scotia Capital USA Inc
	SMBC Nikko Securities America Inc	SunTrust Robinson Humphrey Inc
Wells Fargo Securities LLC

(2)	Names of Issuers: AECOM 5.125%

(3)	Title of Securities: ACM 5 ⅛ 03/15/27

(4)	Cusip: 00774CAA5

(5)	Date of First Offering: 2/15/2017

(6)	Amount of Total Offering: 1,000,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
HCA INC	4.5	02/15/27	Health Facilities	4.515
PULTEGROUP INC	5	01/25/27	Building & Construction	5.017
UNITED RENTALS	5.5	05/15/27	Support & Services	5.237

(8)	Underwriting Spread or Commission: 1.250%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 2/15/2017

(11)	Portfolio Assets on Trade Date: $298,136,645.96

(12)	Price Paid per Unit: 100.00

(13)	Total Price Paid by Portfolio: 960,000 bonds @ $100.00 = $960,000.00

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $100.00 = $40,000,000

(15)	% of Portfolio Assets Applied to Purchase
.322

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 6, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Barclays Capital	Merrill Lynch Pierce Fenner & Smith
	Goldman Sachs	Morgan Stanley
Wells Fargo Securities LLC

Co – Managers:
	BMO Capital Markets Corp	Citizens Capital Markets
	MUFG Securities Americas Inc	PNC Capital Markets

(2)	Names of Issuers: BLULNE 9.25%

(3)	Title of Securities: BLULNE 9 ¼ 03/15/24

(4)	Cusip: 09628UAA4

(5)	Date of First Offering: 3/2/2017

(6)	Amount of Total Offering: 1,100,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
WEATHERFORD BE	8.25	06/15/23	Oil Field Equipment & Services	6.690
PWX ENERGY INC	8.25	08/01/23	Energy - Exploration & Production	6.140
ALLEGENY TECH	5.875	08/15/2023	Steel Producers/Products	7.410%

(8)	Underwriting Spread or Commission: 1.50%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/02/2017

(11)	Portfolio Assets on Trade Date: $298,630,897

(12)	Price Paid per Unit: 100.00

1

(13)	Total Price Paid by Portfolio: 525,000 @ $100.00 = $525,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 @ $100.00 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
.048%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 4, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Bank of America Merrill Lynch	JP Morgan
Wells Fargo

Co – Managers:
	Barclays Capital	Jefferies & Co
	Mizuho Securities USA Inc	Regions Securities LLC
	SMBC Nikko Securities America Inc	US Bancorp Investments Inc

(2)	Names of Issuers: COMMSCOPE TECH LLC 5%

(3)	Title of Securities: COMM 5 03/15/27

(4)	Cusip: 20338HAB9

(5)	Date of First Offering: 3/2/2017

(6)	Amount of Total Offering: 750,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
HCA INC	4.5	02/15/2027	Health Facilities	4.611%
POULTEGROUP INC	5	01/15/2027	Building & Construction	5.006%
UNITED RENTALS	5.5	05/15/2027	Support-Services	5.473%

(8)	Underwriting Spread or Commission: 1.250%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/02/2017

(11)	Portfolio Assets on Trade Date: $298,630,897

(12)	Price Paid per Unit: 100.00

(13)	Total Price Paid by Portfolio: 125,000 @ $100.00 = $125,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 @ $100.00 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
.042%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 4, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Citigroup Global Markets Inc	Citizens Capital Markets
	Credit Suisse Securities USA LLC	Goldman Sachs
	JP Morgan Securities	Merrill Lynch Pierce Fenner & Smith
	Morgan Stanley	SunTrust Robinson Humphrey
Wells Fargo Securities LLC

Co – Managers:

(2)	Names of Issuers: LPL HOLDINGS INC 5.75%

(3)	Title of Securities: LPLA 5 ¾ 09/15/25

(4)	Cusip: 50212YAB0

(5)	Date of First Offering: 3/3/2017

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
AES CORP/VA	6	05/15/26	Electric-Integrated	5.605%
ALLY FINANCIAL	5.75	11/20/25	Banking	5.553%
AMERIGAS PART/FIN CORP	5.5	05/20/25	Gas Distribution	5.975%

(8)	Underwriting Spread or Commission: 1.250%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/03/2017

(11)	Portfolio Assets on Trade Date: $298,351,111

(12)	Price Paid per Unit: 100.00

(13)	Total Price Paid by Portfolio: 5,575,000 @ $100.00 = $5,575,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 @ $100.00 = $45,000,000

(15)	% of Portfolio Assets Applied to Purchase
1.115%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 4, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Bank of America Merrill Lynch	Citigroup Inc
	Credit Agricole Corp and Inv Bank/NY	Credit Suisse
	Goldman Sachs	JP Morgan Securities
	RBC Capital Markets	SunTrust Robinson Humphrey
	UBS Investment Bank/US	Wells Fargo Securities LLC

Co – Managers:
	BBVA Securities Inc	Deutsche Bank Securities Inc
	Fifth Third Securities Inc	Morgan Stanley
	Morgan Stanley	Regions Securities LLC
Scotiabanc Inc

(2)	Names of Issuers: CHS/COMMUNITY HEALTH SYSTEMS 6.25%

(3)	Title of Securities: CYH 6 ¼ 03/31/23

(4)	Cusip: 12543DAY6

(5)	Date of First Offering: 3/7/2017

(6)	Amount of Total Offering: 2,200,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
CENTRAL GARDEN	6.125	11/15/23	Personal & Household Products	5.152%
CARRIZO OIL & GAS	6.25	04/14/23	Energy - Exploration & Production	6.460%
UNITED RENTALS	6.125	06/15/23	Support-Services	5.304%

(8)	Underwriting Spread or Commission: 1.550%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/07/2017

(11)	Portfolio Assets on Trade Date: $298,105,663

1

(12)	Price Paid per Unit: 100.00

(13)	Total Price Paid by Portfolio: 225,000 @ $100.00 = $225,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 @ $100.00 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.076%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 4, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Bank of America Merrill Lynch	Barclays Bank PLC (US)
	Deutsche Bank Securities Inc	Goldman Sachs
	JP Morgan Securities	Morgan Stanley
Wells Fargo Securities LLC

Co – Managers:

(2)	Names of Issuers: HILTON WORLDWIDE FIN LLC 4.625%

(3)	Title of Securities: HLT 4 ⅝ 04/01/25

(4)	Cusip: 432891AG4

(5)	Date of First Offering: 3/7/2017

(6)	Amount of Total Offering: 900,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
HCA INC	4.50	02/15/27	Health Facilities	4.611%
PULTEGROUP INC	5	01/15/27	Building & Construction	5.004%
GOODYEAR TIRE	5	05/31/26	Auto Parts & Equipment	4.831%

(8)	Underwriting Spread or Commission: 1.250%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/07/2017

(11)	Portfolio Assets on Trade Date: $298,105,663

(12)	Price Paid per Unit: 100.00

(13)	Total Price Paid by Portfolio: 350,000 @ $100.00 = $350,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 @ $100.00 = $3,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.119%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 4, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Bank of America Merrill Lynch	Barclays Bank PLC (US)
	Deutsche Bank Securities Inc	Goldman Sachs
	JP Morgan Securities	Morgan Stanley
Wells Fargo Securities LLC

Co – Managers:

(2)	Names of Issuers: HILTON WORLDWIDE FIN LLC 4.875%

(3)	Title of Securities: HLT 4 ⅞ 04/01/27

(4)	Cusip: 432891AJ8

(5)	Date of First Offering: 3/7/2017

(6)	Amount of Total Offering: 600,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
HCA INC	4.50	02/15/27	Health Facilities	4.611%
PULTEGROUP INC	5	01/15/27	Building & Construction	5.004%
GOODYEAR TIRE	5	05/31/26	Auto Parts & Equipment	4.831%

(8)	Underwriting Spread or Commission: 1.250%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/07/2017

(11)	Portfolio Assets on Trade Date: $298,105,663

(12)	Price Paid per Unit: 100.00

(13)	Total Price Paid by Portfolio: 225,000 @ $100.00 = $225,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 @ $100.00 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.076%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 4, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Bank of America Merrill Lynch	JP Morgan Securities
Wells Fargo Securities LLC

Co – Managers:
	Comerica Securities	US Bancorp

(2)	Names of Issuers: SONIC AUTOMOTIVE INC 6.125%

(3)	Title of Securities: SAH 6 ⅛ 03/15/27

(4)	Cusip: 83545GAY8

(5)	Date of First Offering: 3/7/2017

(6)	Amount of Total Offering: 250,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
SUBURBAN PROPANE	5.875	03/01/27	Gas Distribution	6.175%
VIACOM INC	6.25	02/28/57	Media - Diversified	5.622%
ARCONIC INC	5.9	02/01/27	Metals/Mining Excluding Steel	5.024%

(8)	Underwriting Spread or Commission: 1.600%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/07/2017

(11)	Portfolio Assets on Trade Date: $298,105,663

(12)	Price Paid per Unit: 100.00

(13)	Total Price Paid by Portfolio: 250,000 @ $100.00 = $250,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 @ $100.00 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.085%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 4, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
Bank of America Merrill Lynch	Deutsche Bank Securities Inc
JP Morgan Securities	PNC Securities Corp
Wells Fargo Securities LLC

Co – Managers:
SunTrust Robinson Humphrey

(2)	Names of Issuers: COTT HOLDINGS INC 5.5%

(3)	Title of Securities: BCBCN 5 ½ 04/01/25

(4)	Cusip: 221644AA5

(5)	Date of First Offering: 3/8/2017

(6)	Amount of Total Offering: 750,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
AMERIGAS	5.500	05/20/25	Gas Distribution	5.964%
EQUINIX INC	5.750	01/01/25	Telecom - Wireline Integrated & Services	4.906%
SALLY HOLDINGS	5.625	12/01/25	Specialty Retail	5.596%

(8)	Underwriting Spread or Commission: 1.600%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/08/2017

(11)	Portfolio Assets on Trade Date: $ 297,793,050

(12)	Price Paid per Unit: 100.00

(13)	Total Price Paid by Portfolio: 375,000 @ $100.00 = $375,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 @ $100.00 = $3,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.127%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 4, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
Capital One Financial	Citi
Credit Suisse	Deutsche Bank
JP Morgan	Morgan Stanley
Royal Bank of Canada	Suntrust Bank
TD Securities	Wells Fargo Securities LLC

Co – Managers:

(2)	Names of Issuers: SEMGROUP CORP 6.375%

(3)	Title of Securities: SEMG 6 ⅜ 03/15/25

(4)	Cusip: 81663AAC9

(5)	Date of First Offering: 3/8/2017

(6)	Amount of Total Offering: 325,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ARCELORMITTAL	6.125	06/01/25	Steel Producers/Products	4.93%

SOUTHWESTERN ENERGY	6.715	01/23/25	Energy - Exploration & Production	7.369%
FRONTIER COMMUNICATIONS	6.875	01/15/25	Telecom - Wireline Integrated & Services	10.501%

(8)	Underwriting Spread or Commission: 1.600%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/08/2017

(11)	Portfolio Assets on Trade Date: $ 297,793,050

(12)	Price Paid per Unit: 100.00

1

(13)	Total Price Paid by Portfolio: 1,900,000 @ $100.00 = $1,900,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 @ $100.00 = $15,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.644%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 4, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
Bank of America Merrill Lynch	Deutsche Bank Securities Inc
JP Morgan Securities	PNC Securities Corp
Wells Fargo Securities LLC

Co – Managers:
SunTrust Robinson Humphrey

(2)	Names of Issuers: CCO HLDGS LLC/CAP CORP 5.125%

(3)	Title of Securities: CHTR 5 ⅛ 05/01/27

(4)	Cusip: 1248EPBT9

(5)	Date of First Offering: 3/09/2017

(6)	Amount of Total Offering: 2,000,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
PULTEGROUP INC	5	01/15/27	Building & Construction	5.005%
UNITED RENTALS	5.5	05/15/27	Support-Services	5.475%
HCA INC	4.5	02/15/27	Health Facilities	4.611%

(8)	Underwriting Spread or Commission: 1.250%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/09/2017

(11)	Portfolio Assets on Trade Date: $ 297,241,347

(12)	Price Paid per Unit: 100.00

(13)	Total Price Paid by Portfolio: 250,000 @ $100.00 = $250,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 @ $100.00 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.085%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 4, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
Citizens Capital Markets	Goldman Sachs
JP Morgan Securities	TD Securities USA LLC
US Bancorp Investments Inc	Wells Fargo Securities LLC

Co – Managers:
Merrill Lynch Pierce Fenner & Smith	PNC Capital Markets
SunTrust Robinson Humphrey

(2)	Names of Issuers: GARTNER INC 5.125%

(3)	Title of Securities: IT 5 ⅛ 04/01/25

(4)	Cusip: 366651AB3

(5)	Date of First Offering: 3/16/2017

(6)	Amount of Total Offering: 800,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
CALPINE CORP	5.75	01/15/25	Electric-Generation	5.958%
DAVITA INC	5	05/01/25	Health Services	5.056%
EQUINIX INC	5.75	01/01/25	Telecom - Wireline Integrated & Services	4.898%

(8)	Underwriting Spread or Commission: 1.250%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/16/2017

(11)	Portfolio Assets on Trade Date: $ 297,241,347

(12)	Price Paid per Unit: 100.00

(13)	Total Price Paid by Portfolio: 625,000 @ $100.00 = $625,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,100,000 @ $100.00 = $5,100,000

(15)	% of Portfolio Assets Applied to Purchase
0.078%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 4, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
Bank of America Merrill Lynch	Barclays Capital
BBVA Securities Inc	Capital One Securities Inc
JP Morgan Securities	Santander Investment Securities Inc
Wells Fargo Securities LLC

Co – Managers:

(2)	Names of Issuers: CARDTRONICS INC 5.5%

(3)	Title of Securities: CATM 5 ½ 05/01/25

(4)	Cusip: 14161TAA0

(5)	Date of First Offering: 3/30/2017

(6)	Amount of Total Offering: 300,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
AMERIGAS	5.500	05/20/25	Gas Distribution	5.538%
ALLY FINANCIAL	5.750	11/20/25	Electric-Integrated	5.467%
BALL CORP	5.25	07/01/25	Packaging	4.320%

(8)	Underwriting Spread or Commission: 1.350%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/30/2017

(11)	Portfolio Assets on Trade Date: $ 298,241,813

(12)	Price Paid per Unit: 100.00

(13)	Total Price Paid by Portfolio: 550,000 @ $100.00 = $550,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 @ $100.00 = $5,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.184%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 4, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Funds II
Core Bond Fund
Managed by Wells Capital Management, Inc.
Quarter Ended March 31, 2017

17a-7 Transactions

						Execution	Cross	Net	Notes/ Reason
Cusip	Security	Shares/Par	Trade Date	Buying Fund	Selling Fund	Price*	Fee**	Proceeds	for trade
None to Report

17e-1 Transactions

				Buy/	Execution		Commissions
Cusip	Security	Par	Date	Sell	Price	Closing Price	Paid
None to Report

10f-3 Transactions

				Buy/	Execution	Underwriting	Total Price
Cusip	Security	Par	Date	Sell	Price	Spread	Paid
06738EAS4	Barclays PLC 3.684% 1/10/23	1,455,000	1/3/2017	Buy	100.000	0.325%	$1,455,000.00

06738EAU9	Barclays PLC 4.337% 1/10/28	1,055,000	1/3/2017	Buy	100.000	0.450%	$1,055,000.00

06738EAV7	Barclays PLC 4.95% 1/10/47	885,000	1/3/2017	Buy	99.907	0.875%	$884,176.95

31428XBN5	FedEx Corporation 4.4% 1/15/47	860,000	1/3/2017	Buy	98.946	0.875%	$850,935.60

172967LD1	Citigroup Inc. 3.887% 1/10/28	1,500,000	1/4/2017	Buy	100.000	0.425%	$1,500,000.00

225401AB4	Credit Suisse Group AG 3.574% 1/9/23	3,095,000	1/4/2017	Buy	100.000	0.350%	$3,095,000.00

225401AC2	Credit Suisse Group AG 4.282% 1/9/28	2,725,000	1/4/2017	Buy	100.000	0.450%	$2,725,000.00

571748BC5	Marsh & McLennan Companies, Inc 4.35%	570,000	1/9/2017	Buy	99.366	0.875%	$566,386.20
	1/30/47

11134LAC3	Broadcom Corporation/Broadcom Cayman	4,820,000	1/11/2017	Buy	99.592	0.450%	$4,800,334.40
	Finance Ltd. 3% 1/15/22

11134LAE9	Broadcom Corporation/Broadcom Cayman	1,600,000	1/11/2017	Buy	99.896	0.625%	$1,598,336.00
	Finance Ltd. 3.625% 1/15/24

37045XBS4	General Motors Financial Co. 3.45%	2,635,000	1/11/2017	Buy	99.868	0.350%	$2,631,521.80
	1/14/22

37045XBT2	General Motors Financial Co. 4.35%	1,310,000	1/11/2017	Buy	99.855	0.450%	$1,308,100.50
	1/17/27

00206RDQ2	AT&T Inc. 4.25% 3/1/27	1,170,000	1/31/2017	Buy	99.940	0.400%	$1,169,298.00

00206RDR0	AT&T Inc. 5.25% 3/1/37	1,575,000	1/31/2017	Buy	99.529	0.600%	$1,567,581.75

00206RDS8	AT&T Inc. 5.45% 03/01/47	1,050,000	1/31/2017	Buy	99.439	0.750%	$1,044,109.50

06406RAB3	The Bank of New York Mellon	1,165,000	1/31/2017	Buy	100.000	0.150%	$1,165,000.00
	Corporation 3.442% 2/7/28

037833CG3	Apple Inc. 3.0% 2/09/24	2,040,000	2/2/2017	Buy	99.956	0.150%	$2,039,102.40

037833CH1	Apple Inc. 4.25% 2/9/47	465,000	2/2/2017	Buy	99.798	0.425%	$464,060.70

037833CJ7	Apple Inc. 3.35% 2/9/27	2,030,000	2/2/2017	Buy	100.000	0.200%	$2,030,000.00

037833CK4	Apple Inc. 1.9% 2/07/20	4,080,000	2/2/2017	Buy	99.951	0.100%	$4,078,000.80

037833CM0	Apple Inc. 2.5% 2/9/22	2,180,000	2/2/2017	Buy	99.995	0.120%	$2,179,891.00

55336VAK6	MPLX LP 4.125% 3/1/27	885,000	2/7/2017	Buy	99.834	0.650%	$883,530.90

55336VAL4	MPLX LP 5.2% 3/1/47	890,000	2/7/2017	Buy	99.304	0.875%	$883,805.60

10f-3 Transactions

				Buy/	Execution	Underwriting	Total Price
Cusip	Security	Par	Date	Sell	Price	Spread	Paid
02587AAJ3	American Express Credit Account Master	7,394,000	2/13/2017	Buy	99.976	0.250%	$7,392,254.28
	Trust 1.93%

50247WAB3	LYB International Finance II 3.5% 3/2/27	975,000	2/21/2017	Buy	98.968	0.650%	$964,938.00

701094AH7	Parker-Hannifin Corporation 3.25%	980,000	2/21/2017	Buy	99.906	0.650%	$979,078.80
	3/1/27

701094AK0	Parker-Hannifin Corporation 4.1% 3/4/47	655,000	2/21/2017	Buy	99.588	0.875%	$652,301.40

89356BAC2	TransCanada Trust 5.3% 3/15/77	2,425,000	2/27/2017	Buy	100.000	1.000%	$2,425,000.00

95709TAP5	Westar Energy, Inc. 3.1% 4/1/27	1,305,000	2/27/2017	Buy	99.612	0.650%	$1,299,936.60

25470DAL3	DISCOVERY COMMUNICATIONS 4.9	650,000 *	2/28/2017	Buy	105.038	0.650%	$682,923.94
	03/11/26

00912XAV6	Air Lease Corporation 3.625 4/1/27	1,390,000	3/1/2017	Buy	98.241	0.650%	$1,365,549.90

391164AH3	Great Plains Energy 3.15 4/1/22	1,375,000	3/6/2017	Buy	99.924	0.600%	$1,373,955.00

391164AJ9	Great Plains Energy 3.9 4/1/27	1,720,000	3/6/2017	Buy	99.618	0.650%	$1,713,429.60

391164AK6	Great Plains Energy 4.85 4/1/47	1,205,000	3/6/2017	Buy	99.870	0.875%	$1,203,433.50

404280BJ7	HSBC Holdings 3.262 3/13/23	3,090,000	3/6/2017	Buy	100.000	0.325%	$3,090,000.00

404280BK4	HSBC Holdings 4.041 3/13/28	1,735,000	3/6/2017	Buy	100.000	0.425%	$1,735,000.00

247361ZJ0	Delta Air Lines, Inc 3.625 3/15/22	1,850,000	3/9/2017	Buy	99.986	0.600%	$1,849,741.00

247361ZK7	Delta Air Lines, Inc. 2.875 3/13/20	1,850,000	3/9/2017	Buy	99.727	0.600%	$1,844,949.50

927804FX7	Virginia Electric & Power Co 3.5 3/15/27	1,720,000	3/13/2017	Buy	99.908	0.650%	$1,718,417.60

63939RAA2	Navient Student Loan Trust 2017-2A A	5,058,000	3/16/2017	Buy	100.000	0.325%	$5,058,000.00

90352JAA1	UBS Group Funding (Switzerland) AG	2,190,000	3/16/2017	Buy	99.998	0.300%	$2,189,956.20
	3.491 5/23/23

90352JAC7	UBS Group Funding Switzerland AG 4.253	2,925,000	3/16/2017	Buy	100.000	0.400%	$2,925,000.00
	3/23/28

14041NFK2	Capital One Multi-Asset Execution Trust	7,501,000	3/20/2017	Buy	99.978	0.250%	$7,499,352.78
	2017-A1 A1

575767AL2	Massachusetts Mutual Life Insurance	775,000	3/20/2017	Buy	99.099	1.000%	$768,017.25
	Company 4.9 4/1/77

654747AE4	Nissan Auto Receivables Owner Trust 2017-	1,353,000	3/21/2017	Buy	99.984	0.290%	$1,352,786.63
	A A4

44931PAE6	Hyundai Auto Receivables Trust 2017-A A4	923,000	3/22/2017	Buy	99.987	0.350%	$922,882.50

05522RCW6	Bank of America Credit Card Trust 2017-	5,256,000	3/23/2017	Buy	99.971	0.250%	$5,254,488.37
	A1 A1

678858BR1	Oklahoma Gas and Electric Company 4.15	865,000	3/28/2017	Buy	99.932	0.875%	$864,411.80
	4/1/47

92928QAC2	WEA Finance LLC 3.15 4/5/22	1,770,000	3/29/2017	Buy	99.849	0.350%	$1,767,327.30

161175BD5	Charter Communications Operating LLC	1,545,000	3/30/2017	Buy	99.968	0.875%	$1,544,505.60
	5.375 5/1/47

Purchased securities at the issue price, paid no commissions

* includes accrued interest

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital

Co-Managers
	Academy Securities	Loop Capital Markets
	BBVA Securities	Multi-Bank Securities
	BMO Capital Markets	PNC Capital Markets
	BNP Paribas	RBC Capital Markets
	Commonwealth Bank	Regions Securities
	Of Australia	Scotia Capital
	Credit Suisse Securities	Skandinaviska Enskilda Banken
	Drexel Hamilton	SMBC Nikko Securities America
	ING Financial Markets	Standard Chartered Bank

(2)	Names of Issuers: Barclays PLC

(3)	Title of Securities: BACR 3.684 01/10/23, C#06738EAS4

(4)	Date of First Offering: 01/03/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	C 2.9 12/08/21, C#172967LC3
2)	XEL 2.6 03/15/22, C#98389BAT7
3)	STI 2.7 01/27/22, C#867914BM4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 327 years

(9)	Trade Date: 01/03/2017

(10)	Portfolio Assets on Trade Date: $1,402,666,575

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,455,000 bonds @ $100.000 = $1,455,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $100.000 = $25,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.104%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
327 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 18, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital

Co-Managers
	Academy Securities	Loop Capital Markets
	BBVA Securities	Multi-Bank Securities
	BMO Capital Markets	PNC Capital Markets
	BNP Paribas	RBC Capital Markets
	Commonwealth Bank	Regions Securities
	Of Australia	Scotia Capital
	Credit Suisse Securities	Skandinaviska Enskilda Banken
	Drexel Hamilton	SMBC Nikko Securities America
	ING Financial Markets	Standard Chartered Bank

(2)	Names of Issuers: Barclays PLC

(3)	Title of Securities: BACR 4.337 01/10/28, C#06738EAU9

(4)	Date of First Offering: 01/03/2017

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	XEL 3.35 12/01/26, C#98389BAU4
2)	ABT 3.75 11/30/26, C#002824BF6
3)	MA 2.95 11/21/26, C#57636QAG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 327 years

(9)	Trade Date: 01/03/2017

(10)	Portfolio Assets on Trade Date: $1,402,666,575

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,055,000 bonds @ $100.000 = $1,055,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $100.000 = $17,000,0000.00

(14)	% of Portfolio Assets Applied to Purchase
.075%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
327 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 18, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital

Co-Managers
	Academy Securities	Loop Capital Markets
	BBVA Securities	Multi-Bank Securities
	BMO Capital Markets	PNC Capital Markets
	BNP Paribas	RBC Capital Markets
	Commonwealth Bank	Regions Securities
	Of Australia	Scotia Capital
	Credit Suisse Securities	Skandinaviska Enskilda Banken
	Drexel Hamilton	SMBC Nikko Securities America
	ING Financial Markets	Standard Chartered Bank

(2)	Names of Issuers: Barclays PLC

(3)	Title of Securities: BACR 4.95 01/10/47, C#06738EAV7

(4)	Date of First Offering: 01/03/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.907

Comparable Securities

1)	F 5.291 12/08/46, C#345370CS7
2)	PCG 4 12/01/46, C#694308HR1
3)	ABT 4.9 11/30/46, C#002824BH2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 327 years

(9)	Trade Date: 01/03/2017

(10)	Portfolio Assets on Trade Date: $1,402,666,575

(11)	Price Paid per Unit: $99.907

(12)	Total Price Paid by Portfolio:
885,000 bonds @ $99.907 = $884,176.95

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.907 = $16,984,190.00

(14)	% of Portfolio Assets Applied to Purchase
.063%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
327 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 18, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Regions Financial	SunTrust Robinson Humphrey
	Scotia Capital	Wells Fargo Securities

Co-Managers
	BofA Merrill Lynch	HSBC Securities
	BNP Paribas	ING Financial Markets
	Citigroup Global Markets	J.P. Morgan Securities
	Deutsche Bank Securities	Lebenthal & Co.
	Drexel Hamilton	Mizuho Securities
	Goldman Sachs	Morgan Stanley

(2)	Names of Issuers: FedEx Corporation

(3)	Title of Securities: FDX 4.4 01/15/47, C#31428XBN5

(4)	Date of First Offering: 01/03/2017

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $98.946

Comparable Securities

1) F 5.291 12/08/46, C#345370CS7
2) PCG 4 12/01/46, C#694308HR1
3) ABT 4.9 11/30/46, C#002824BH2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 46 years

(9)	Trade Date: 01/03/2017

(10)	Portfolio Assets on Trade Date: $1,402,666,575

(11)	Price Paid per Unit: $98.946

(12)	Total Price Paid by Portfolio:
860,000 bonds @ $98.946 = $850,935.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $98.946 = $14,841,900.00

(14)	% of Portfolio Assets Applied to Purchase
.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
46 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 18, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup

Co-Managers
	BBVA Securities	Citizens Capital Markets
	BNP Paribas Securities	Credit Agricole Securities
	Commonwealth Bank of Australia	Drexel Hamilton
	Credit Suisse Securities	The Huntington Investment Co.
	Deutsche Bank Securities	ING Financial Markets
	HSBC Securities	Lebenthal & Co.
	Santander Investment Securities	Loop Capital Markets
	Scotia Capital	MFR Securities
	SG Americas Securities	Mizuho Securities USA
	SMBC Nikko Securities	MUFG Securities Americas
	UBS Securities	nabSecurities
	UniCredit Capital Markets	Nomura Securities International
	Wells Fargo Securities	RBC Capital Markets
	Academy Securities	Samuel A. Ramirez & Co.
	Blaylock Beal Van	Skandinaviska Enskilda Banken
	BNY Mellon Capital Markets	TD Securities
	Capital One Securities	Telsey Advisory Group

(2)	Names of Issuers: Citigroup Inc.

(3)	Title of Securities: C 3.887 01/10/28, C#172967LD1

(4)	Date of First Offering: 01/04/2017

(5)	Amount of Total Offering: 2,750,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	XEL 3.35 12/01/26, C#98389BAU4
2)	ABT 3.75 11/30/26, C#002824BF6
3)	MA 2.95 11/21/26, C#57636QAG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 204 years

1

(9)	Trade Date: 01/04/2017

(10)	Portfolio Assets on Trade Date: $1,404,323,365

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,500,000 bonds @ $100.000 = $1,500,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $100.000 = $25,000,000.00

(14)	% of Portfolio Assets Applied to Purchase .107%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 204 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 18, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse

Co-Managers
	ANZ Securities	nabSecurities
	BMO Capital Markets	RBC Capital Markets
	BNY Mellon Capital Markets	RBS Securities
	Capital One Securities	Scotia Capital
	CIBC World Markets Corp.	Societe Generale
	Citigroup Global Markets	SunTrust Robinson Humphrey
	Citizens Capital Markets	TD Securities
	Credit Agricole Securities	U.S. Bancorp Investments
	Danske Markets	Wells Fargo Securities
	Deutsche Bank Securities	Samuel A. Ramirez & Co.
	Erste Group Bank	Lebenthal & Co.
	Fifth Third Securities	MFR Securities
	Morgan Stanley & Co.	Mischler Financial Group

(2)	Names of Issuers: Credit Suisse Group AG

(3)	Title of Securities: CS 3.574 01/09/23 144A, C#225401AB4

(4)	Date of First Offering: 01/04/2017

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	C 2.9 12/08/21, C#172967LC3
2)	XEL 2.6 03/15/22, C#98389BAT7
3)	STI 2.7 01/27/22, C#897914BM4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 160 years

(9)	Trade Date: 01/04/2017

(10)	Portfolio Assets on Trade Date: $1,404,323,365

1

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
3,095,000 bonds @ $100.000 = $3,095,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $100.000 = $50,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.220%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
160 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 18, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Credit Suisse

Co-Managers
	ANZ Securities	nabSecurities
	BMO Capital Markets	RBC Capital Markets
	BNY Mellon Capital Markets	RBS Securities
	Capital One Securities	Scotia Capital
	CIBC World Markets Corp.	Societe Generale
	Citigroup Global Markets	SunTrust Robinson Humphrey
	Citizens Capital Markets	TD Securities
	Credit Agricole Securities	U.S. Bancorp Investments
	Danske Markets	Wells Fargo Securities
	Deutsche Bank Securities	Samuel A. Ramirez & Co.
	Erste Group Bank	Lebenthal & Co.
	Fifth Third Securities	MFR Securities
	Morgan Stanley & Co.	Mischler Financial Group

(2)	Names of Issuers: Credit Suisse Group AG

(3)	Title of Securities: CS 4.282 01/09/28 144A, C#225401AC2

(4)	Date of First Offering: 01/04/2017

(5)	Amount of Total Offering: 2,250,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	XEL 3.35 12/01/26, C#98389BAU4
2)	ABT 3.75 11/30/26, C#002824BF6
3)	MA 2.95 11/21/26, C#57636QAG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 160 years

(9)	Trade Date: 01/04/2017

(10)	Portfolio Assets on Trade Date: $1,404,323,365

1

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
2,725,000 bonds @ $100.000 = $2,725,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $100.000 = $50,000,000.00

(14)	% of Portfolio Assets Applied to Purchase .194%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 160 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 18, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	ANZ Securities	J.P. Morgan Securities
	BofA Merrill Lynch	Morgan Stanley
	Deutsche Bank Securities	U.S. Bancorp

Co-Managers
	GC Securities	TD Securities
	MUFG Securities	Wells Fargo Securities

(2)	Names of Issuers: Marsh & McLennan Companies, Inc.

(3)	Title of Securities: MMC 4.35 01/30/47, C#571748BC5

(4)	Date of First Offering: 01/09/2017

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.366

Comparable Securities

1)	F 5.291 12/08/46, C#345370CS7
2)	PCG 4 12/01/46, C#694308HR1
3)	ABT 4.9 11/30/46, C#002824BH2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 112 years

(9)	Trade Date: 01/09/2017

(10)	Portfolio Assets on Trade Date: $1,408,449,342

(11)	Price Paid per Unit: $99.366

(12)	Total Price Paid by Portfolio:
570,000 bonds @ $99.366 = $566,386.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.366 = $9,936,600.00

1

(14)	% of Portfolio Assets Applied to Purchase
.040%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
112 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 18, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mizuho Securities
	Barclays Capital	Morgan Stanley
	BMO Capital Markets	MUFG Securities Americas
	Citigroup Global Markets	RBC Capital Markets
	Credit Suisse	Scotia Capital Markets
	Deutsche Bank Securities	SMBC Nikko Securities
	Goldman Sachs	Wells Fargo Securities
J. P. Morgan Securities

Co-Managers
	BBVA Securities	SunTrust Robinson Humphrey
DBS Bank

(2)	Names of Issuers: Broadcom Corporation/Broadcom Cayman Finance Ltd.

(3)	Title of Securities: AVGO 3 01/15/22 144A, C#11134LAC3

(4)	Date of First Offering: 01/11/2017

(5)	Amount of Total Offering: 3,500,000,000

(6)	Unit Price of Offering: $99.592

Comparable Securities

1)	C 2.9 12/08/21, C#172967LC3
2)	XEL 2.6 03/15/22, C#98389BAT7
3)	STI 2.7 01/27/22, C#867914BM4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 25 years

(9)	Trade Date: 01/11/2017

(10)	Portfolio Assets on Trade Date: $1,416,701,876

(11)	Price Paid per Unit: $99.592

(12)	Total Price Paid by Portfolio:
4,820,000 bonds @ $99.592 = $4,800,334.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
65,000,000 bonds @ $99.592 = $64,734,800.00

(14)	% of Portfolio Assets Applied to Purchase .339%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 25 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 19, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch	Mizuho Securities
Barclays Capital	Morgan Stanley
BMO Capital Markets	MUFG Securities Americas
Citigroup Global Markets	RBC Capital Markets
Credit Suisse	Scotia Capital Markets
Deutsche Bank Securities	SMBC Nikko Securities
Goldman Sachs	Wells Fargo Securities
J. P. Morgan Securities

Co-Managers
BBVA Securities	SunTrust Robinson Humphrey
DBS Bank

(2)	Names of Issuers: Broadcom Corporation/Broadcom Cayman Finance Ltd.

(3)	Title of Securities: AVGO 3.625 01/15/24 144A, C#11134LAE9

(4)	Date of First Offering: 01/11/2017

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $99.896

Comparable Securities

1)	BPLN 3.216 11/28/23, C#05565QDG0
2)	ABT 3.4 11/30/23, C#002824BE9
3)	K 2.65 12/01/23, C#487836BS6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 25 years

(9)	Trade Date: 01/11/2017

(10)	Portfolio Assets on Trade Date: $1,416,701,876

(11)	Price Paid per Unit: $99.896

(12)	Total Price Paid by Portfolio:
1,600,000 bonds @ $99.896 = $1,598,336.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.896 = $19,979,200.00

(14)	% of Portfolio Assets Applied to Purchase
.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
25 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 19, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Scotia Bank	Goldman Sachs
Credit Agricole	RBC Capital Markets
Deutsche Bank Securities	Wells Fargo

Co-Managers
CIBC World Markets	RBS Securities Corp.
Loop Capital Markets	U.S. Bancorp
Mischler Financial Corp.

(2)	Names of Issuers: General Motors Financial Co.

(3)	Title of Securities: GM 3.45 01/14/22, Cusip #37045XBS4

(4)	Date of First Offering: 01/11/2017

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.868

Comparable Securities

1)	C 2.9 12/08/21, C#172967LC3
2)	XEL 2.6 03/15/22, C#98389BAT7
3)	STI 2.7 01/27/22, C#867914BM4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 109 years

(9)	Trade Date: 01/11/2017

(10)	Portfolio Assets on Trade Date: $1,416,701,876

(11)	Price Paid per Unit: $99.868

(12)	Total Price Paid by Portfolio:
2,635,000 bonds @ $99.868 = $2,631,521.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.868 = $39,947,200.00

1

(14)	% of Portfolio Assets Applied to Purchase
.186%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
109 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 18, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Scotia Bank	Goldman Sachs
Credit Agricole	RBC Capital Markets
Deutsche Bank Securities	Wells Fargo

Co-Managers
CIBC World Markets	RBS Securities Corp.
Loop Capital Markets	U.S. Bancorp
Mischler Financial Corp.

(2)	Names of Issuers: General Motors Financial Co.

(3)	Title of Securities: GM 4.35 01/17/27, C#37045XBT2

(4)	Date of First Offering: 01/11/2017

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.855

Comparable Securities

1)	XEL 3.35 12/01/26, C#98389BAU4
2)	ABT 3.75 11/30/26, C#002824BF6
3)	MA 2.95 11/21/26, C#57636QAG9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 109 years

(9)	Trade Date: 01/11/2017

(10)	Portfolio Assets on Trade Date: $1,416,701,876

(11)	Price Paid per Unit: $99.855

(12)	Total Price Paid by Portfolio:
1,310,000 bonds @ $99.855 = $1,308,100.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.855 = $19,971,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
.092%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
109 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 18, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Mizuho Securities
Citigroup Global Markets	Morgan Stanley
Commerz Markets	SG Americas Securities
Deutsche Bank Securities	TD Securities
Goldman Sachs	Wells Fargo Securities

Co-Managers
Loop Capital Markets	Drexel Hamilton
Regions Securities	MFR Securities
U.S. Bancorp	Mischler Financial Group
Academy Securities	Samuel A. Ramirez & Co.
CastleOak Securities	Siebert Cisneros Shank & Co.
C.L. King & Associates	Williams Capital Group

(2)	Names of Issuers: AT&T Inc.

(3)	Title of Securities: T 4.25 03/01/27, C#00206RDQ2

(4)	Date of First Offering: 01/31/2017

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.940

Comparable Securities

1)	IBM 3.3 01/27/27, C#459200JR3
2)	MS 3.625 01/20/27, C#61746BEF9
3)	EPR 4.75 12/15/26, C#26884UAC3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 34 years

(9)	Trade Date: 01/31/2017

(10)	Portfolio Assets on Trade Date: $1,412,784,997

(11)	Price Paid per Unit: $99.940

1

(12)	Total Price Paid by Portfolio:
1,170,000 bonds @ $99.940 = $1,169,298.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.940 = $19,988,000.00

(14)	% of Portfolio Assets Applied to Purchase
.083%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
34 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 6, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Barclays Capital	Mizuho Securities
Citigroup Global Markets	Morgan Stanley
Commerz Markets	SG Americas Securities
Deutsche Bank Securities	TD Securities
Goldman Sachs	Wells Fargo Securities

Co-Managers
Loop Capital Markets	Drexel Hamilton
Regions Securities	MFR Securities
U.S. Bancorp	Mischler Financial Group
Academy Securities	Samuel A. Ramirez & Co.
CastleOak Securities	Siebert Cisneros Shank & Co.
C.L. King & Associates	Williams Capital Group

(2)	Names of Issuers: AT&T Inc.

(3)	Title of Securities: T 5.25 03/01/37, C#00206RDR0

(4)	Date of First Offering: 01/31/2017

(5)	Amount of Total Offering: 3,000,000,000

(6)	Unit Price of Offering: $99.529

Comparable Securities

1)	MSFT 4.1 02/06/37, C#594918BZ6
2)	PFE 4 12/155/36, C#717081EC3
3)	ABT 4.75 11/30/36, C#002824BG4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 34 years

(9)	Trade Date: 01/31/2017

(10)	Portfolio Assets on Trade Date: $1,412,784,997

(11)	Price Paid per Unit: $99.529

1

(12)	Total Price Paid by Portfolio:
1,575,000 bonds @ $99.529 = $1,567,581.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.529 = $29,858,700.00

(14)	% of Portfolio Assets Applied to Purchase
.111%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
34 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 6, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mizuho Securities
	Citigroup Global Markets	Morgan Stanley
	Commerz Markets	SG Americas Securities
	Deutsche Bank Securities	TD Securities
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	Loop Capital Markets	Drexel Hamilton
	Regions Securities	MFR Securities
	U.S. Bancorp	Mischler Financial Group
	Academy Securities	Samuel A. Ramirez & Co.
	CastleOak Securities	Siebert Cisneros Shank & Co.
	C.L. King & Associates	Williams Capital Group

(2)	Names of Issuers: AT&T Inc.

(3)	Title of Securities: T 5.45 03/01/47, C#00206RDS8

(4)	Date of First Offering: 01/31/2017

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.439

Comparable Securities

1) MS 4.375 01/22/47, C#61746BEG7
2) PCG 4 12/01/46, C#694308HR1
3) F 5.291 12/08/46, C#345370CS7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 34 years

(9)	Trade Date: 01/31/2017

(10)	Portfolio Assets on Trade Date: $1,412,784,997

(11)	Price Paid per Unit: $99.439

1

(12)	Total Price Paid by Portfolio: 1,050,000 bonds @ $99.439 = $1,044,109.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $99.439 = $19,887,800.00

(14)	% of Portfolio Assets Applied to Purchase
.074%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
34 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 6, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	J.P. Morgan Securities
	Bank of New York	Wells Fargo
BofA Merrill Lynch

Co-Managers
	Banco Santander	Drexel Hamilton
	BBVA Securities	Lloyds Bank
	BNP Paribas	MFR Securities
	CastleOak Securities	USB Capital Resources

(2)	Names of Issuers: The Bank of New York Mellon Corporation

(3)	Title of Securities: BK 3.442 02/07/28, Cusip #06406RAB3

(4)	Date of First Offering: 01/31/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1) IBM 3.3 01/27/27, C#459200JR3
2) MS 3.625 01/20/27, C#61746BEF9
3) EPR 4.75 12/15/26, C#26884UAC3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 10 years

(9)	Trade Date: 01/31/2017

(10)	Portfolio Assets on Trade Date: $1,412,784,997

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,165,000 bonds @ $100.000 = $1,165,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 20,000,000 bonds @ $100.000 = $20,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 6, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	Deutsche Bank Securities	BofA Merrill Lynch
	Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers
	HSBC Securities	CastleOak Securities
	Morgan Stanley & Co.	Mischler Financial Group
	Standard Chartered Bank	Samuel A. Ramirez & Co.
Academy Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 3 02/09/24, C#037833CG3

(4)	Date of First Offering: 02/02/2017

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $99.956

Comparable Securities

1) BPLN 3.216 11/28/23, C#05565QDG0
2) ABT 3.4 11/30/23, C#002824BE9
3) K 2.65 12/01/23, C#487836BS6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 02/02/2017

(10)	Portfolio Assets on Trade Date: $1,412,231,888

(11)	Price Paid per Unit: $99.956

(12)	Total Price Paid by Portfolio:
2,040,000 bonds @ $99.956 = $2,039,102.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 35,000,000 bonds @ $99.956 = $34,984,600.00

(14)	% of Portfolio Assets Applied to Purchase
.144%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 23, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	Deutsche Bank Securities	BofA Merrill Lynch
	Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers
	HSBC Securities	CastleOak Securities
	Morgan Stanley & Co.	Mischler Financial Group
	Standard Chartered Bank	Samuel A. Ramirez & Co.
Academy Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 4.25 02/09/47, C#037833CH1

(4)	Date of First Offering: 02/02/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.798

Comparable Securities

1) MS 4.375 01/22/47, C#61746BEG7
2) PCG 4 12/01/46, C#694308HR1
3) F 5.291 12/08/46, C#345370CS7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 02/02/2017

(10)	Portfolio Assets on Trade Date: $1,412,231,888

(11)	Price Paid per Unit: $99.798

(12)	Total Price Paid by Portfolio:
465,000 bonds @ $99.798 = $464,060.70

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.798 = $14,969,700.00

(14)	% of Portfolio Assets Applied to Purchase
.033%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 23, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	Deutsche Bank Securities	BofA Merrill Lynch
	Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers
	HSBC Securities	CastleOak Securities
	Morgan Stanley & Co.	Mischler Financial Group
	Standard Chartered Bank	Samuel A. Ramirez & Co.
Academy Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 3.35 02/09/27, C#037833CJ7

(4)	Date of First Offering: 02/02/2017

(5)	Amount of Total Offering: 2,250,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1) IBM 3.3 01/27/27, C#459200JR3
2) MS 3.625 01/20/27, C#61746BEF9
3) EPR 4.75 12/15/26, C#26884UAC3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 02/02/2017

(10)	Portfolio Assets on Trade Date: $1,412,231,888

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
2,030,000 bonds @ $100.000 = $2,030,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $100.000 = $35,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.144%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 23, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	Deutsche Bank Securities	BofA Merrill Lynch
	Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers
	HSBC Securities	CastleOak Securities
	Morgan Stanley & Co.	Mischler Financial Group
	Standard Chartered Bank	Samuel A. Ramirez & Co.
Academy Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 1.9 02/07/20, C#037833CK4

(4)	Date of First Offering: 02/02/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.951

Comparable Securities

1) IBM 1.9 01/27/20, C#459200JN2
2) ABT 2.35 11/22/19, C#002824BC3
3) PFE 1.7 12/15/19, C#717081EB5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.100%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 02/02/2017

(10)	Portfolio Assets on Trade Date: $1,412,231,888

(11)	Price Paid per Unit: $99.951

(12)	Total Price Paid by Portfolio:
4,080,000 bonds @ $99.951 = $4,078,000.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
70,000,000 bonds @ $99.951 = $69,965,700.00

(14)	% of Portfolio Assets Applied to Purchase
.289%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 23, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	Deutsche Bank Securities	BofA Merrill Lynch
	Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers
	HSBC Securities	CastleOak Securities
	Morgan Stanley & Co.	Mischler Financial Group
	Standard Chartered Bank	Samuel A. Ramirez & Co.
Academy Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 2.5 02/09/22, C#037833CM0

(4)	Date of First Offering: 02/02/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.995

Comparable Securities

1) MSFT 2.4 02/06/22, C#594918BW3
2) IBM 2.5 01/27/22, C#459200JQ5
3) GS 3 04/26/22, C#38141GWC4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.120%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 02/02/2017

(10)	Portfolio Assets on Trade Date: $1,412,231,888

(11)	Price Paid per Unit: $99.995

(12)	Total Price Paid by Portfolio:
2,180,000 bonds @ $99.995 = $2,179,891.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
37,000,000 bonds @ $99.995 = $36,998,150.00

(14)	% of Portfolio Assets Applied to Purchase
.154%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 23, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	RBC Capital Markets
	Barclays	SunTrust Robinson Humphrey
	Citigroup	UBS Securities
	Mizuho Securities	U.S. Bancorp
	MUFG Securities	Wells Fargo Securities

Co-Managers
	BBVA Securities	Huntington Investment Co.
	Comerica Securities	PNC Capital Markets
Fifth Third Securities

(2)	Names of Issuers: MPLX LP

(3)	Title of Securities: MPLX 4.125 03/01/27, C#55336VAK6

(4)	Date of First Offering: 02/07/2017

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.834

Comparable Securities

1) IBM 3.3 01/27/27, C#459200JR3
2) MS 3.625 01/20/27, C#61746BEF9
3) EPR 4.75 12/15/26, C#26884UAC3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 5 years

(9)	Trade Date: 02/07/2017

(10)	Portfolio Assets on Trade Date: $1,417,237,103

(11)	Price Paid per Unit: $99.834

(12)	Total Price Paid by Portfolio:
885,000 bonds @ $99.834 = $883,530.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.834 = $14,975,100.00

(14)	% of Portfolio Assets Applied to Purchase
.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
5 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 23, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	MUFG Securities
	Barclays Capital	SunTrust Robinson Humphrey
	BNP Paribas	TD Securities
	Citigroup Global Markets	UBS Securities
	Mizuho Securities	Wells Fargo Securities

Co-Managers
	Bank of Nova Scotia	U.S. Bancorp
	BB&T Capital Markets	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: MPLX LP

(3)	Title of Securities: MPLX 5.2 03/01/47, C#55336VAL4

(4)	Date of First Offering: 02/07/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.304

Comparable Securities

1) MS 4.375 01/22/47, C#61746BEG7
2) PCG 4 12/01/46, C#694308HR1
3) F 5.291 12/08/46, C#345370CS7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 5 years

(9)	Trade Date: 02/07/2017

(10)	Portfolio Assets on Trade Date: $1,417,237,103

(11)	Price Paid per Unit: $99.304

(12)	Total Price Paid by Portfolio:
890,000 bonds @ $99.304 = $883,805.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.304 = $14,895,600.00

(14)	% of Portfolio Assets Applied to Purchase
.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
5 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 23, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	RBC Capital Markets
	MUFG Securities	Wells Fargo Securities

Co-Managers
	HSBC Securities	TD Securities
	Lloyds Securities	CastleOak Securities
	Mizuho Securities USA	Drexel Hamilton

(2)	Names of Issuers: American Express Credit Account Master Trust

(3)	Title of Securities: AMXCA 2017-1 A 1.93, C#02587AAJ3

(4)	Date of First Offering: 02/13/17

(5)	Amount of Total Offering: 2,300,000,000

(6)	Unit Price of Offering: $99.97639

Comparable Securities

1) FORDO 2017-A A4, C#34531EAE6
2) ALLYA 2017-1 A4, C#02007PAD5
3) CCCIT 2017-A2 A2, C#17305EGA7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 167 years

(9)	Trade Date: 02/13/17

(10)	Portfolio Assets on Trade Date: $1,429,170,788

(11)	Price Paid per Unit: $99.97639

(12)	Total Price Paid by Portfolio:
7,394,000 bonds @ $99.97639 = $7,392,254.28

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
150,000,000 bonds @ $99.97639 = $149,964,585.00

1

(14)	% of Portfolio Assets Applied to Purchase
.517%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
167 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	February 23, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Credit Suisse Securities	Mizuho Securities
	Deutsche Bank Securities	Wells Fargo Securities
HSBC Securities

Co-Managers
	Citigroup Global Markets	Mitsubishi UFJ Securities
	Morgan Stanley & Co.	Scotia Capital
	UniCredit Capital Markets	SMBC Nikko Securities

(2)	Names of Issuers: LYB International Finance II

(3)	Title of Securities: LYB 3.5 03/02/27, C#50247WAB3

(4)	Date of First Offering: 02/21/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $98.968

Comparable Securities

1)	IBM 3.3 01/27/27, C#459200JR3
2)	MS 3.625 01/20/27, C#61746BEF9
3)	EPR 4.75 12/15/26, C#2684UAC3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 10 years

(9)	Trade Date: 02/21/2017

(10)	Portfolio Assets on Trade Date: $1,539,740,083

(11)	Price Paid per Unit: $98.968

(12)	Total Price Paid by Portfolio:
975,000 bonds @ $98.968 = $964,938.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $98.968 = $19,793,600.00

(14)	% of Portfolio Assets Applied to Purchase
.063%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 3, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Morgan Stanley
J.P. Morgan

Co-Managers
	BNY Capital Markets	Mizuho Securities
	Commerzbank Securities	MUFG Securities
	HSBC Securities	PNC Bank
	KeyBank USA	TD Securities
	Lloyds Securities	Wells Fargo

(2)	Names of Issuers: Parker-Hannifin Corporation

(3)	Title of Securities: PH 3.25 03/01/27 144A, C#701094AH7

(4)	Date of First Offering: 02/21/2017

(5)	Amount of Total Offering: 700,000,000

(6)	Unit Price of Offering: $99.906

Comparable Securities

1)	IBM 3.3 01/27/27, C#459200JR3
2)	MS 3.625 01/20/27, C#61746BEF9
3)	EPR 4.75 12/15/26, C#26884UAC3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 100 years

(9)	Trade Date: 02/21/2017

(10)	Portfolio Assets on Trade Date: $1,539,740,083

(11)	Price Paid per Unit: $99.906

(12)	Total Price Paid by Portfolio:
980,000 bonds @ $99.906 = $979,078.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.906 = $14,985,900.00

(14)	% of Portfolio Assets Applied to Purchase
.064%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
100 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 3, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Wells Fargo Securities
Morgan Stanley

Co-Managers
	BNY Capital Markets	Mizuho Securities
	Commerzbank Securities	MUFG Securities
	HSBC Securities	PNC Bank
	KeyBank USA	TD Securities
	Lloyds Securities	J.P. Morgan Securities

(2)	Names of Issuers: Parker-Hannifin Corporation

(3)	Title of Securities: PH 4.1 03/04/47 144A, C#701094AK0

(4)	Date of First Offering: 02/21/2017

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $99.588

Comparable Securities

1)	MS 4.375 01/22/47, C#61746BEG7
2)	PCG 4 12/01/46, C#694308HR1
3)	F 5.291 12/08/46, C#345370CS7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 100 years

(9)	Trade Date: 02/21/2017

(10)	Portfolio Assets on Trade Date: $1,539,740,083

(11)	Price Paid per Unit: $99.588

(12)	Total Price Paid by Portfolio:
655,000 bonds @ $99.588 = $652,301.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.588 = $9,958,800.00

(14)	% of Portfolio Assets Applied to Purchase
.042%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
100 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 3, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	J.P. Morgan Securities

Co-Managers
	Barclays Capital	BofA Merrill Lynch
	Citigroup Global Markets	Mizuho Securities
	Credit Agricole Securities	MUFG Securities
	Credit Suisse Securities	SMBC Nikko Securities
	HSBC Securities	Wells Fargo Securities

(2)	Names of Issuers: TransCanada Trust

(3)	Title of Securities: TRPCN 5.3 03/15/77, C#89356BAC2

(4)	Date of First Offering: 02/27/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	MSFT 4.5 02/06/57, C#594918CB8
2)	ED 4.3 12/01/56, C#209111FK4
3)	CSX 4.25 11/01/66, C#126408HG1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.000%).

(8)	Years of Issuer’s Operations: 66 years

(9)	Trade Date: 02/27/2017

(10)	Portfolio Assets on Trade Date: $1,544,659,090

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
2,425,000 bonds @ $100.000 = $2,425,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $100.000 = $35,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
.157%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
66 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 3, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Wells Fargo Securities
BNY Mellon Capital Markets

Co-Managers
	Citigroup Global Markets	TD Securities
	Ramirez & Co.	U.S. Bancorp
Regions Financial

(2)	Names of Issuers: Westar Energy, Inc.

(3)	Title of Securities: WR 3.1 04/01/27, C#95709TAP5

(4)	Date of First Offering: 02/27/2017

(5)	Amount of Total Offering: 300,000,000

(6)	Unit Price of Offering: $99.612

Comparable Securities

1)	IBM 3.3 01/27/27, C#459200JR3
2)	MS 3.625 01/20/27, C#61746BEF9
3)	EPR 4.75 12/15/26, C#26884UAC3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 108 years

(9)	Trade Date: 02/27/2017

(10)	Portfolio Assets on Trade Date: $1,544,659,090

(11)	Price Paid per Unit: $99.612

(12)	Total Price Paid by Portfolio:
1,305,000 bonds @ $99.612 = $1,299,936.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.612 = $19,922,400.00

1

(14)	% of Portfolio Assets Applied to Purchase
.084%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
108 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 3, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	RBC Capital Markets
	BofA Merrill Lynch	BNP Paribas
	Citigroup	Credit Suisse
	J.P. Morgan	Mizuho Securities

Co-Managers
	Goldman, Sachs & Co.	Scotia Capital
	Morgan Stanley & Co.	SunTrust Robinson Humphrey
	MUFG Securities Americas	Wells Fargo Securities

(2)	Names of Issuers: Discovery Communications

(3)	Title of Securities: DISCA 4.9 03/11/26 (reissuance of 03/08/16 deal) 25470DAL3

(4)	Date of First Offering: 02/28/17

(5)	Amount of Total Offering: 200,000,000

(6)	Unit Price of Offering: $105.038

Comparable Securities

1)	NOVNVX 3.1 05/17/27, C#66989HAN8
2)	CMS 3.45 08/15/27, C#125896BS8
3)	GMT 3.85 03/30/27, C#361448AZ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 02/28/17

(10)	Portfolio Assets on Trade Date: $1,545,113,206

(11)	Price Paid per Unit: $105.038

(12)	Total Price Paid by Portfolio:
650,000 bonds @ $105.038 = $682,923.94*

* Includes accrued interest

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $105.038 = $10,506,522.22

(14)	% of Portfolio Assets Applied to Purchase
.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 8, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	BMO Capital Markets	Lloyds Securities
	BNP Paribas	Loop Capital Markets
	Citigroup Global Markets	Mizuho Securities
	Commonwealth Bank of	MUFG Securities
	Australia	RBC Capital Markets
	Fifth Third Securities	Santander Investment Securities
	Goldman Sachs	SunTrust Robinson Humphrey
	ICBC Standard Bank	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Air Lease Corporation

(3)	Title of Securities: AL 3.625 04/01/27, C#00912XAV6

(4)	Date of First Offering: 03/01/2017

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $98.241

Comparable Securities

1)	NOVNVX 3.1 05/17/27, C#66989HAN8
2)	CMS 3.45 08/15/27, C#125896BS8
3)	GMT 3.85 03/30/27, C#361448AZ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 7 years

(9)	Trade Date: 03/01/2017

(10)	Portfolio Assets on Trade Date: $1,535,498,047

(11)	Price Paid per Unit: $98.241

(12)	Total Price Paid by Portfolio:
1,390,000 bonds @ $98.241 = $1,365,549.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $98.241 = $19,648,200.00

(14)	% of Portfolio Assets Applied to Purchase
.089%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
7 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	MUFG Securities Americas
Goldman Sachs

Co-Managers
	Barclays	KeyBanc Capital Markets
	J.P. Morgan	Mizuho Securities USA
	Wells Fargo	SunTrust Robinson Humphrey
	BNP Paribas	UMB Financial Services
	BNY Mellon Capital Markets	U.S. Bancorp

(2)	Names of Issuers: Great Plains Energy

(3)	Title of Securities: GXP 3.15 04/01/22, C#391164AH3

(4)	Date of First Offering: 03/06/2017

(5)	Amount of Total Offering: 1,150,000,000

(6)	Unit Price of Offering: $99.924

Comparable Securities

1)	MCO 2.75 12/15/21, C#615369AG0
2)	MUFG 2.998 02/22/22, C#606822AL8
3)	PM 2.625 02/18/22, C#718172BZ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 135 years

(9)	Trade Date: 03/06/2017

(10)	Portfolio Assets on Trade Date: $1,633,373,080

(11)	Price Paid per Unit: $99.924

(12)	Total Price Paid by Portfolio:
1,375,000 bonds @ $99.924 = $1,373,955.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.924 = $19,984,800.00

(14)	% of Portfolio Assets Applied to Purchase
.084%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
135 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs	Wells Fargo
MUFG Securities Americas

Co-Managers
	BofA Merrill Lynch	KeyBanc Capital Markets
	Barclays Capital	Mizuho Securities USA
	J.P. Morgan	SunTrust Robinson Humphrey
	BNP Paribas	UMB Financial Services
	BNY Mellon Capital Markets	U.S. Bancorp

(2)	Names of Issuers: Great Plains Energy

(3)	Title of Securities: GXP 3.9 04/01/27, C#391164AJ9

(4)	Date of First Offering: 03/06/2017

(5)	Amount of Total Offering: 1,400,000,000

(6)	Unit Price of Offering: $99.618

Comparable Securities

1)	NOVNVX 3.1 05/17/27, C#66989HAN8
2)	CMS 3.45 08/15/27, C#125896BS8
3)	GMT 3.85 03/30/27, C#361448AZ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 135 years

(9)	Trade Date: 03/06/2017

(10)	Portfolio Assets on Trade Date: $1,633,373,080

(11)	Price Paid per Unit: $99.618

(12)	Total Price Paid by Portfolio:
1,720,000 bonds @ $99.618= $1,713,429.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.618 = $24,904,500.00

(14)	% of Portfolio Assets Applied to Purchase
.105%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
135 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan
Goldman Sachs

Co-Managers
	BofA Merrill Lynch	KeyBanc Capital Markets
	MUFG Securities	Mizuho Securities
	Wells Fargo	SunTrust Robinson Humphrey
	BNP Paribas	UMB Financial Services
	BNY Mellon Capital Markets	U.S. Bancorp

(2)	Names of Issuers: Great Plains Energy

(3)	Title of Securities: GXP 4.85 04/01/47, C#391164AK6

(4)	Date of First Offering: 03/06/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.870

Comparable Securities

1)	JNJ 3.75 03/03/47, C#478160CG7
2)	EL 4.15 03/15/47, C#2936RAK6
3)	BRKHEC 3.95 08/01/47, C#59620AR6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 135 years

(9)	Trade Date: 03/06/2017

(10)	Portfolio Assets on Trade Date: $1,633,373,080

(11)	Price Paid per Unit: $99.870

(12)	Total Price Paid by Portfolio:
1,205,000 bonds @ $99.870 = $1,203,433.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.870 = $19,974,000.00

(14)	% of Portfolio Assets Applied to Purchase
.074%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
135 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC Securities

Co-Managers
	ABN AMRO Securities	Morgan Stanley & Co.
	BBVA Securities	MUFG Securities Americas
	CIBC World Markets	nabSecurities
	Commerz Markets	Natixis Securities Americas
	Commonwealth Bank	RBC Capital Markets
	Of Australia	RBS Securities
	Credit Agricole Securities	Santander Investment Securities
	Credit Suisse Securities	Scotia Capital
	Danske Markets	SMBC Nikko Securities
	Erste Group Bank	Societe Generale
	ING Financial Markets	UniCredit Capital Markets
	Lloyds Securities	Wells Fargo Securities
Mizuho Securities

(2)	Names of Issuers: HSBC Holdings

(3)	Title of Securities: HSBC 3.262 03/13/23, C#404280BJ7

(4)	Date of First Offering: 03/06/2017

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1) MCO 2.75 12/15/21, C#615369AG0
2) MUFG 2.998 02/22/22, C#606822AL8
3) PM 2.625 02/18/22, C#718172BZ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 26 years

(9)	Trade Date: 03/06/2017

(10)	Portfolio Assets on Trade Date: $1,633,373,080

1

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
3,090,000 bonds @ $100.000 = $3,090,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $100.000 = $45,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.189%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
26 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC Securities

Co-Managers
	ABN AMRO Securities	Morgan Stanley & Co.
	BBVA Securities	MUFG Securities Americas
	CIBC World Markets	nabSecurities
	Commerz Markets	Natixis Securities Americas
	Commonwealth Bank	RBC Capital Markets
	Of Australia	RBS Securities
	Credit Agricole Securities	Santander Investment Securities
	Credit Suisse Securities	Scotia Capital
	Danske Markets	SMBC Nikko Securities
	Erste Group Bank	Societe Generale
	ING Financial Markets	UniCredit Capital Markets
	Lloyds Securities	Wells Fargo Securities
Mizuho Securities

(2)	Names of Issuers: HSBC Holdings

(3)	Title of Securities: HSBC 4.041 03/13/28, C#404280BK4

(4)	Date of First Offering: 03/06/2017

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1) NOVNVX 3.1 05/17/27, C#66989HAN8
2) CMS 3.45 08/15/27, C#125896BS8
3) CMT 3.85 03/30/27, C#361448AZ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 26 years

(9)	Trade Date: 03/06/2017

(10)	Portfolio Assets on Trade Date: $1,633,373,080

1

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,735,000 bonds @ $100.000 = $1,735,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $100.000 = $25,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.106%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
26 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Deutsche Bank Securities
	Barclays Capital	Goldman Sachs
	Citigroup Global Markets	J.P. Morgan Securities
	Credit Agricole	Morgan Stanley
	Credit Suisse	U.S. Bancorp

Co-Managers
	BNP Paribas	UBS Securities
	Guzman & Co.	Wells Fargo Securities
	Natixis Securities	Williams Capital Group

(2)	Names of Issuers: Delta Air Lines, Inc.

(3)	Title of Securities: DAL 3.625 03/15/22, C#247361ZJ0

(4)	Date of First Offering: 03/09/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.986

Comparable Securities

1) MCO 2.75 12/15/21, C#615369AG0
2) MUFG 2.998 02/22/22, C#606822AL8
3) PM 2.625 02/18/22, C#718172BZ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 03/09/2017

(10)	Portfolio Assets on Trade Date: $1,621,280,347

(11)	Price Paid per Unit: $99.986

(12)	Total Price Paid by Portfolio:
1,850,000 bonds @ $99.986 = $1,849,741.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.986 = $24,996,500.00

(14)	% of Portfolio Assets Applied to Purchase
.114%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Deutsche Bank Securities
	Barclays Capital	Goldman Sachs
	Citigroup Global Markets	J.P. Morgan Securities
	Credit Agricole	Morgan Stanley
	Credit Suisse	U.S. Bancorp

Co-Managers
	BNP Paribas	UBS Securities
	Guzman & Co.	Wells Fargo Securities
	Natixis Securities	Williams Capital Group

(2)	Names of Issuers: Delta Air Lines, Inc.

(3)	Title of Securities: DAL 2.875 03/13/20, C#247361ZK7

(4)	Date of First Offering: 03/09/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.727

Comparable Securities

1) SO 2 03/30/20, C#373334KG5
2) WSTP 2.15 03/06/20, C#961214DJ9
3) PM 2 02/21/20, C#78172BX6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 03/09/2017

(10)	Portfolio Assets on Trade Date: $1,621,280,347

(11)	Price Paid per Unit: $99.727

(12)	Total Price Paid by Portfolio:
1,850,000 bonds @ $99.727 = $1,844,949.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.727 = $24,931,750.00

(14)	% of Portfolio Assets Applied to Purchase
.114%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	CastleOak Securities	Loop Capital Markets

(2)	Names of Issuers: Virginia Electric & Power Co.

(3)	Title of Securities: D 3.5 03/15/27, C#927804FX7

(4)	Date of First Offering: 03/13/2017

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.908

Comparable Securities

1) NOVNVX 3.1 05/17/27, C#66989HAN8
2) CMS 3.45 08/15/27, C#125896BS8
3) GMT 3.85 03/30/27, C#361448AZ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 34 years

(9)	Trade Date: 03/13/2017

(10)	Portfolio Assets on Trade Date: $1,620,447,689

(11)	Price Paid per Unit: $99.908

(12)	Total Price Paid by Portfolio:
1,720,000 bonds @ $99.908 = $1,718,417.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.908 = $24,977,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
.106%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
34 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 27, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
Credit Suisse

Co-Managers
	Barclays	Wells Fargo Securities
RBC Capital Markets

(2)	Names of Issuers: Navient Student Loan Trust

(3)	Title of Securities: NAVSL 2017-2A A 144A, Cusip #63939RAA2

(4)	Date of First Offering: 03/16/17

(5)	Amount of Total Offering: $941,400,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	DCENT 2017-A2 A2, C#254683BX2
2)	FORDO 2017-A A4, C#34531EAE6
3)	AMXCA 2017-1 A, C#02587AAJ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 44 years

(9)	Trade Date: 03/16/17

(10)	Portfolio Assets on Trade Date: $1,713,226,057

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
5,058,000 bonds @ $100.000 = $5,058,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
71,400,000 bonds @ $100.000 = $71,400,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
.295%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 27, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
UBS Securities

Non-Book Lead Managers
	ABN AMRO Securities	RBC Capital Markets
	Barclays	RBS Securities
	BBVA Securities	Santander Investment Securities
	BMO Capital Markets	Scotia Capital (USA)
	CIBC World Markets	Skandinaviska Ensklida
	Commonwealth Bank of	Banken AB - SEB
	Australia	TD Securities (USA)
	Danske Markets	UniCredit Bank
	ING	Wells Fargo Securities
	nab Securities	Westpac

Co-Managers
	Academy Securities	JP Morgan Securities
	BB&T Capital Markets	Merrill Lynch
	BNY Mellon Capital Markets	Mischler Financial Group
	Citigroup Global Markets	Morgan Stanley & Co.
	Desjardins Capital Markets	National Bank of Canada
	Drexel Hamilton	SG Corp. & Investment Banking
	Fifth Third Securities	SunTrust Robinson Humphrey
Goldman Sachs

(2)	Names of Issuers: UBS Group Funding (Switzerland) AG

(3)	Title of Securities: UBS 3.491 05/23/23 144A, C#90352JAA1

(4)	Date of First Offering: 03/16/2017

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.998

Comparable Securities

1)	MCO 2.75 12/15/21, C#615369AG0
2)	MUFG 2.998 02/22/22, C#606822AL8
3)	PM 2.625 02/18/22, C#718172BZ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

1

(8)	Years of Issuer’s Operations: 155 years

(9)	Trade Date: 03/16/2017

(10)	Portfolio Assets on Trade Date: $1,713,226,057

(11)	Price Paid per Unit: $99.998

(12)	Total Price Paid by Portfolio:
2,190,000 bonds @ $99.998 = $2,189,956.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.998 = $29,999,400.00

(14)	% of Portfolio Assets Applied to Purchase
.128%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
155 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 27, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
UBS

Non-Book Lead Manager
	ABN AMRO Securities	RBC Capital Markets
	Barclays	RBS Securities
	BBVA Securities	Santander Investment Securities
	BMO Capital Markets	Scotia Capital (USA)
	CIBC World Markets	Skandinaviska Ensklida
	Commonwealth Bank of Australia	Banken AB – SEB TD Secur (USA)
	Danske Markets	Unicredit Bank
	ING	Wells Fargo Securities
	nab Securities	Westpac

Co-Managers
	Academy Securities	JP Morgan Securities
	BB&T Capital Markets	Merrill Lynch
	BNY Mellon Capital Markets	Mischler Financial Group
	Citigroup Global Markets	Morgan Stanley & Co.
	Desjardins Capital Markets	National Bank of Canada
	Drexel Hamilton	SG Corp. & Investment Banking
	Fifth Third Securities	SunTrust Robinson Humphrey
Goldman Sachs

(2)	Names of Issuers: UBS Group Funding Switzerland AG

(3)	Title of Securities: UBS 4.253 03/23/28 144A, C#90352JAC7

(4)	Date of First Offering: 03/16/2017

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	NOVNX 3.1 05/17/27, C#66989HAN8
2)	CMS 3.45 08/15/27, C#125896BS8
3)	GMT 3.85 03/30/27, C#361448AZ6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

1

(8)	Years of Issuer’s Operations: 155 years

(9)	Trade Date: 03/16/2017

(10)	Portfolio Assets on Trade Date: $1,713,226,057

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
2,925,000 bonds @ $100.000 = $2,925,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $100.000 = $40,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.171%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
155 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 27, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	Wells Fargo Securities
RBC Capital Markets

Co-Managers
	Barclays Capital	J.P. Morgan Securities
	Capital One Securities	The Williams Capital Group

(2)	Names of Issuers: Capital One Multi-Asset Execution Trust

(3)	Title of Securities: COMET 2017-A1 A1, C#14041NFK2

(4)	Date of First Offering: 03/20/17

(5)	Amount of Total Offering: $1,600,000,000

(6)	Unit Price of Offering: $99.97804

Comparable Securities

1)	DCENT 2017-A2 A2, C#254683BX2
2)	FORDO 2017-A A4, C#34531EAE6
3)	AMXCA 2017-1 A, C#02587AAJ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 29 years

(9)	Trade Date: 03/20/17

(10)	Portfolio Assets on Trade Date: $1,718,319,453

(11)	Price Paid per Unit: $99.97804

(12)	Total Price Paid by Portfolio:
7,501,000 bonds @ $99.97804 = $7,499,352.78

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
95,000,000 bonds @ $99.97804 = $94,979,138.00

1

(14)	% of Portfolio Assets Applied to Purchase
.436%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
29 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 27, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Morgan Stanley
Citigroup

Co-Managers
	Barclays	U.S. Bancorp
	Goldman Sachs	Wells Fargo Securities
	HSBC	Williams Capital Group
J.P. Morgan

(2)	Names of Issuers: Massachusetts Mutual Life Insurance Company

(3)	Title of Securities: MASSMU 4.9 04/01/77 144A, C#575767AL2

(4)	Date of First Offering: 03/20/2017

(5)	Amount of Total Offering: $475,000,000

(6)	Unit Price of Offering: $99.099

Comparable Securities

1)	MSFT 4.5 02/06/57, C#594918CB8
2)	ED 4.3 12/01/56, C#209111FK4
3)	CSX 4.25 11/01/66, C#126408HG1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.000%).

(8)	Years of Issuer’s Operations: 166 years

(9)	Trade Date: 03/20/2017

(10)	Portfolio Assets on Trade Date: $1,718,319,453

(11)	Price Paid per Unit: $99.099

(12)	Total Price Paid by Portfolio:
775,000 bonds @ $99.099 = $768,017.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.099 = $9,909,900.00

1

(14)	% of Portfolio Assets Applied to Purchase
.045%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
166 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 3, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mizuho Securities
Citigroup

Co-Managers
	Lloyds Securities	TD Securities
	Scotiabank	Wells Fargo Securities

(2)	Names of Issuers: Nissan Auto Receivables Owner Trust

(3)	Title of Securities: NAROT 2017-A A4, C#654747AE4

(4)	Date of First Offering: 03/21/17

(5)	Amount of Total Offering: $89,000,000

(6)	Unit Price of Offering: $99.98423

Comparable Securities

1)	DCENT 2017-A2 A2, C#254683BX2
2)	FORDO 2017-A A4, C#34531EAE6
3)	AMXCA 2017-1 A, C#02587AAJ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.290%).

(8)	Years of Issuer’s Operations: 84 years

(9)	Trade Date: 03/21/17

(10)	Portfolio Assets on Trade Date: $1,721,391,086

(11)	Price Paid per Unit: $99.98423

(12)	Total Price Paid by Portfolio:
1,353,000 bonds @ $99.98423 = $1,352,786.63

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.98423 = $17,997,161.40

1

(14)	% of Portfolio Assets Applied to Purchase
.079%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
84 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 27, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas	RBC Capital Markets
	MUFG Securities	Societe Generale

Co-Managers
	HSBC	SMBC Nikko
	J.P. Morgan	Wells Fargo Securities
Lloyds Securities

(2)	Names of Issuers: Hyundai Auto Receivables Trust

(3)	Title of Securities: HART 2017-A A4, C#44931PAE6

(4)	Date of First Offering: 03/22/17

(5)	Amount of Total Offering: $88,370,000

(6)	Unit Price of Offering: $99.98727

Comparable Securities

1)	FORDO 2017-A A4, C#34531EAE6
2)	ALLYA 2017-1 A4, C#02007PAD5
3)	CCCIT 2017-A2 A2, C#17305EGA7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 70 years

(9)	Trade Date: 03/22/17

(10)	Portfolio Assets on Trade Date: $1,722,670,783

(11)	Price Paid per Unit: $99.98727

(12)	Total Price Paid by Portfolio:
923,000 bonds @ $99.98727 = $922,882.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.98727 = $11,998,472.40

1

(14)	% of Portfolio Assets Applied to Purchase
.054%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 27, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BofA Merrill Lynch

Co-Managers
	J.P. Morgan	SMBC Nikko Securities
	MUFG Securities	Wells Fargo Securities

(2)	Names of Issuers: Bank of America Credit Card Trust

(3)	Title of Securities: BACCT 2017-A1 A1, C#05522RCW6

(4)	Date of First Offering: 03/23/17

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.97124

Comparable Securities

1)	DCENT 2017-A2 A2, C#254683BX2
2)	FORDO 2017-A A4, C#34531EAE6
3)	AMXCA 2017-1 A, C#02587AAJ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 03/23/17

(10)	Portfolio Assets on Trade Date: $1,720,543,454

(11)	Price Paid per Unit: $99.97124

(12)	Total Price Paid by Portfolio:
5,256,000 bonds @ $99.97124 = $5,254,488.37

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
75,000,000 bonds @ $99.97124 = $74,978,430.00

(14)	% of Portfolio Assets Applied to Purchase
.305%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 29, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Mizuho Securities	Wells Fargo Securities
RBC Capital Markets

Co-Managers
	BOK Financial Securities	Morgan Stanley & Co.
KeyBanc Capital Markets

(2)	Names of Issuers: Oklahoma Gas and Electric Company

(3)	Title of Securities: OGE 4.15 04/01/47, C#678858BR1

(4)	Date of First Offering: 03/28/2017

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.932

Comparable Securities

1)	JNJ 3.75 03/03/47, C#478160CG7
2)	EL 4.15 03/15/47, C#29736RAK6
3)	BRKHEC 3.95 08/01/47, C#595620AR6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 115 years

(9)	Trade Date: 03/28/2017

(10)	Portfolio Assets on Trade Date: $1,721,455,526

(11)	Price Paid per Unit: $99.932

(12)	Total Price Paid by Portfolio:
865,000 bonds @ $99.932 = $864,411.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.932 = $11,991,840.00

1

(14)	% of Portfolio Assets Applied to Purchase
.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
115 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	March 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	RBC Capital Markets
	Credit Agricole	SMBC Nikko Securities
	Fifth Third Securities	TD Securities
	Jefferies	UBS Securities
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: WEA Finance LLC

(3)	Title of Securities: WFDAU 3.15 04/05/22 144A, C#92928QAC2

(4)	Date of First Offering: 03/29/2017

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.849

Comparable Securities

1)	MCO 2.75 12/15/21, C#615369AG0
2)	MUFG 2.998 02/22/22, C#606822AL8
3)	PM 2.625 02/18/22, C#718172BZ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 13 years

(9)	Trade Date: 03/29/2017

(10)	Portfolio Assets on Trade Date: $1,723,980,416

(11)	Price Paid per Unit: $99.849

(12)	Total Price Paid by Portfolio:
1,770,000 bonds @ $99.849 = $1,767,327.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.849 = $19,969,800.00

1

(14)	% of Portfolio Assets Applied to Purchase
.103%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
13 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 4, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman Sachs Group
	Citigroup Global Markets	UBS Investment Banks
	Credit Suisse Securities	Wells Fargo Securities
Deutsche Bank Securities

Co-Managers
	RBC Capital Markets	Credit Agricole Securities
	Mizuho Securities	SMBC Nikko Securities
	SunTrust Robinson Humphrey	J. P. Morgan Securities
	U.S. Bancorp Investments	LionTree Advisors
	MUFG Securities Americas	Lebenthal & Co.
	Scotia Capital	Mischler Financial Group
	Morgan Stanley & Co.	Samuel A. Ramirez & Co.
	TD Securities	The Williams Capital Group

(2)	Names of Issuers: Charter Communications Operating LLC

(3)	Title of Securities: CHTR 5.375 05/01/47 144A, C#161175BD5

(4)	Date of First Offering: 03/30/2017

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.968

Comparable Securities

1)	JNJ 3.75 03/03/47, C#478160CG7
2)	EL 4.15 03/15/47, C#29736RAK6
3)	BRKHEC 3.95 08/01/47, C#595620AR6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 24 years

(9)	Trade Date: 03/30/2017

(10)	Portfolio Assets on Trade Date: $1,721,839,326

(11)	Price Paid per Unit: $99.968

1

(12)	Total Price Paid by Portfolio:
1,545,000 bonds @ $99.968 = $1,544,505.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.968 = $24,992,000.00

(14)	% of Portfolio Assets Applied to Purchase
.090%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
24 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 4, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Fifth Third Securities Inc	JP Morgan Securities
	KeyBanc Capital Markets	UBS Securities
Wells Fargo Securities LLC

Co – Managers:

(2)	Names of Issuers: CEDAR FAIR/CAN/MAGNUM/MI

(3)	Title of Securities: FUN 5.375% 04/15/27

(4)	Cusip: 150190AA4

(5)	Date of First Offering: 4/10/2017

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
GOODYEAR TIRE	4.875	03/15/27	Auto Parts & Equipment	4.845%
TELEFLEX INC	4.875	06/01/26	Medical Products	4.671%
TOLL BROS FINANCE	4.875	03/15/27	Building & Construction	4.674%

(8)	Underwriting Spread or Commission: 1.250%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 4/10/2017

(11)	Portfolio Assets on Trade Date: $ 298,492,721

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 475,000 @ $100.00 = $475,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 1,000,000 @ $100.00 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.160%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 25, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Merrill Lynch Pierce Fenner & Smith	SunTrust Robinson Humphrey
	TD Securities USA LLC	Wells Fargo Securities LLC

Co – Managers:
	BMO Capital Markets Corp	Capital One Securities Inc
	Citizens Capital Markets	Huntington Investment Co/The

(2)	Names of Issuers: CUMBERLAND FARMS

(3)	Title of Securities: CUMBER 5.125% 05/01/25 144A

(4)	Cusip: 23062PAE1

(5)	Date of First Offering: 4/18/2017

(6)	Amount of Total Offering: 300,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ROWAN COMPANIES I	4.75	01/15/24	Oil Field Equipment & Services	6.940%
NAVIENT CORP	6.125	03/25/24	Cons/Comm/Lease Financing	6.423%
ARCELORMITTAL	6.125	06/01/25	Steel Producers/Products	4.380%

(8)	Underwriting Spread or Commission: 1.600%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 4/18/2017

(11)	Portfolio Assets on Trade Date: $ 298,104,105

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 125,000 @ $100.00 = $125,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 250,000 @ $100.00 = $250,000

(15)	% of Portfolio Assets Applied to Purchase
0.042%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 25, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Bank of America Merrill Lynch	Goldman Sachs
	JP Morgan Securities	SMBC Nikko Securities America Inc
Wells Fargo Securities LLC

Co – Managers:
	Barclays Capital Canada Inc	Fifth Third Securities
	MUFG Securities Americas Inc	PNC Capital Markets
	SunTrust Robinson Humphrey Inc	TD Securities

(2)	Names of Issuers: BOOZ ALLEN HAMILTON INC.

(3)	Title of Securities: BAH 5.125% 05/01/25

(4)	Cusip: 099500AA8

(5)	Date of First Offering: 4/20/2017

(6)	Amount of Total Offering: 350,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ALLY FINANCIAL INC	5.750	11/20/25	Banking	5.402%
CDW LLC	5.000	09/01/25	Tech Hardware & Equipment	4.670%
CNO Financial GRO	5.25	05/30/25	Life Insurance	4.847%

(8)	Underwriting Spread or Commission: 1.600%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 4/20/2017

(11)	Portfolio Assets on Trade Date: $ 297,190,375

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 195,000 @ $100.00 = $195,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 500,000 @ $100.00 = $500,000

(15)	% of Portfolio Assets Applied to Purchase
0.056%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 25, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond
Fund Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	JP Morgan	Stephens Inc

Senior Co-Managers:
	Fifth Third Securities Inc	RBC Capital Markets
	Regions Financial	US Bancorp
Wells Fargo Bank NA

Co – Managers:
	Bank of America Merrill Lynch	BB&T Capital Markets
	John Hancock Financial Services	PNC Capital Markets
UMB Financial Services

(2)	Names of Issuers: MURPHY OIL USA INC.

(3)	Title of Securities: MUSA 5.625% 05/01/27

(4)	Cusip: 626738AD0

(5)	Date of First Offering: 04/20/2017

(6)	Amount of Total Offering: 300,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
AMERIGAS PART/FIN	5.750	05/20/27	Gas Distribution	5.884%
ARCONIC INC	5.919	02/01/27	Metals/Mining Excluding Steel	4.945%
GOODYEAR TIRE	4.875	03/15/27	Auto Parts & Equipment	4.841%

(8)	Underwriting Spread or Commission: 1.350%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 4/20/2017

(11)	Portfolio Assets on Trade Date: $ 297,190,375

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 320,000 @ $100.00 = $320,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 1,000,000 @ $100.00 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.107%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 25, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	JP Morgan	Merrill Lynch Pierce Fenner & Smith
	SunTrust Robinson Humphrey Inc	Wells Fargo Securities LLC

Co-Managers:
	Fifth Third Securities Inc	PNC Capital Markets
US Bancorp

(2)	Names of Issuers: EW SCRIPPS CO

(3)	Title of Securities: SSP 5.125% 05/15/25

(4)	Cusip: 811054AG0

(5)	Date of First Offering: 04/20/2017

(6)	Amount of Total Offering: 400,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ALLY FINANCIAL INC	5.804	11/20/25	Banking	5.402%
CDW LLC/CDW FINAN	5.000	09/01/25	Tech Hardware & Equipment	4.670%
CNO FINANCIAL GRO	5.250	05/30/25	Life Insurance	4.847%

(8)	Underwriting Spread or Commission: 1.350%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 4/20/2017

(11)	Portfolio Assets on Trade Date: $ 297,190,375

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 450,000 @ $100.00 = $450,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 3,000,000 @ $100.00 = $3,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.151%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	April 25, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Fifth Third Bank	Goldman Sachs
	US Bancorp	Wells Fargo

Co-Managers:

(2)	Names of Issuers: SUGAR HSP GMNG PROP/FIN 5.875%

(3)	Title of Securities: SGRHSE 5.875% 05/15/25

(4)	Cusip: 865033AC8

(5)	Date of First Offering: 04/26/2017

(6)	Amount of Total Offering: 300,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ALLY FINANCIAL INC	5.804	11/20/25	Banking	5.402%
CALPINE CORP	5.750	01/15/25	Electric-Generation	4.670%
EQUINIX	5.750	01/01/25	Telecom - Wireline Integrated & Services	4.847%

(8)	Underwriting Spread or Commission: 1.60%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 4/26/2017

(11)	Portfolio Assets on Trade Date: $ 298,694,701

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 500,000 @ $100.00 = $500,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 1,000,000 @ $100.00 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase 0.167%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Bank of America Merrill Lynch	Goldman Sachs
	BMO Capital Markets Corp	Wells Fargo
	Deutsche Bank Securities Inc	Citigroup Global Markets Inc
Capital One Securities Inc

Co-Managers:

(2)	Names of Issuers: COVEY PARK ENERGY LLC/FI 7.500%

(3)	Title of Securities: COVPAR 7.5% 05/15/25

(4)	Cusip: 22304LAA8

(5)	Date of First Offering: 04/28/2017

(6)	Amount of Total Offering: 450,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
NOBLE HOLDING INTL	7.722	04/01/25	Oil Field Equipment & Services	9.905%
ROWAN COMPANIES	7.375	06/15/25	Oil Field Equipment & Services	7.689%
SMURFIT KAPPA TRE	7.535	11/20/25	Forestry/Paper	4.625%

(8)	Underwriting Spread or Commission: 0.875%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 4/28/2017

(11)	Portfolio Assets on Trade Date: $ 298,693,248

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 1,000,000 @ $100.00 = $1,000,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 @ $100.00 = $2,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.334%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Citigroup Global Markets Inc	Goldman Sachs
	JP Morgan Securities	Merrill Lynch Pierce Fenner & Smith
	Wells Fargo Securities LLC	US Bancorp Investments Inc

(2)	Names of Issuers: USG CORP 4.875%

(3)	Title of Securities: USG 4 ⅞ 06/01/27

(4)	Cusip: 903293BE7

(5)	Date of First Offering: 05/01/2017

(6)	Amount of Total Offering: 600,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Goodyear Tire	4.875	03/02/2027	Auto Parts & Equipment	5.402%
HCA Inc.	4.50	02/15/2027	Health Facilities	4.215%
Toll Bros Finance	4.875	03/15/2027	Building & Construction	4.605%

(8)	Underwriting Spread or Commission: 1.250%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/01/2017

(11)	Portfolio Assets on Trade Date: $ 298,796,671

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 1,725,000 @ $100.00 = $1,725,000.00

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 @ $100.00 = $5,000,000.00

(15)	% of Portfolio Assets Applied to Purchase
0.575%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	JP Morgan Securities	Merrill Lynch Pierce Fenner & Smith
	Morgan Stanley	RBC Capital Markets
Wells Fargo Securities LLC

Co – Managers:
	Fifth Third Securities Inc	HSBC Securities
Rabo Securities USA Inc

(2)	Names of Issuers: 1011778 BC / NEW RED FIN 4.25%

(3)	Title of Securities: BCULC 4 ¼ 05/15/24

(4)	Cusip: 68245XAC3

(5)	Date of First Offering: 05/03/2017

(6)	Amount of Total Offering: 1,500,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Aircastle Ltd	4.125	05/01/2024	Cons/Comm/Lease Financing	3.884%
Ensco Plc	4.506	10/01/2024	Oil Field Equipment & Services	7.407%
Graphic Packaging	4.125	08/15/2024	Packaging	3.947%

(8)	Underwriting Spread or Commission: 1.250%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/03/2017

(11)	Portfolio Assets on Trade Date: $299,574,984

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 1,025,000 @ $100.00 = $1,025,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 @ $100.00 = $2,000,000.00

(15)	% of Portfolio Assets Applied to Purchase
0.342%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Bank of America Merrill Lynch	Morgan Stanley
	JP Morgan Securities	MUFG Securities Americas Inc
	Wells Fargo Securities LLC	US Bancorp

Co – Managers:
	BB&T Capital Markets	BMO Capital Markets Corp
	Citizens Bank	Lloyds Securities Inc
Williams Capital Group LP

(2)	Names of Issuers: CDK GLOBAL INC 4.875%

(3)	Title of Securities: CDK 4 ⅞ 06/01/27

(4)	Cusip: 12508EAE1

(5)	Date of First Offering: 05/10/2017

(6)	Amount of Total Offering: 600,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Goodyear Tire	4.875	03/02/2027	Auto Parts & Equipment	5.402%
HCA Inc.	4.50	02/15/2027	Health Facilities	4.215%
Toll Bros Finance	4.875	03/15/2027	Building & Construction	4.605%

(8)	Underwriting Spread or Commission: 1.250%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/10/2017

(11)	Portfolio Assets on Trade Date: $ 299,652,767

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 150,000 @ $100.00 = $150,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,100,000 @ $100.00 = $1,100,000.00

(15)	% of Portfolio Assets Applied to Purchase
0.050%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Credit Suisse	Jefferies & Co
Wells Fargo Securities LLC

Co – Managers:
	CL King & Associates	Janney Montgomery Scott LLC
	JMP Group LLC	Wedbush Securities

(2)	Names of Issuers: FIRSTCASH INC 5.375%

(3)	Title of Securities: FCFS 5 ⅜ 06/01/24

(4)	Cusip: 33767DAA3

(5)	Date of First Offering: 05/18/2017

(6)	Amount of Total Offering: 300,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Ally Financial Inc	5.225	09/24/2024	Banking	4.293%
AMC Networks Inc	5.000	04/01/2024	Media Content	4.628%
United Continental	5.000	02/01/2024	Air Transportation	4.677%

(8)	Underwriting Spread or Commission: 1.250%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/18/2017

(11)	Portfolio Assets on Trade Date: $ 300,773,575

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 25,000 @ $100.00 = $25,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 25,000 @ $100.00 = $250,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.008%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Bank of America Merrill Lynch	Barclays Capital
	JP Morgan Securities	Morgan Stanley
	SunTrust Robinson Humphrey	Wells Fargo Securities LLC

Co – Managers:
MUFG Securities Americas Inc

(2)	Names of Issuers: MOLINA HEALTHCARE INC 4.875%

(3)	Title of Securities: MOH 4 ⅞ 06/15/25

(4)	Cusip: 60855RAH3

(5)	Date of First Offering: 05/22/2017

(6)	Amount of Total Offering: 330,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CDW LLC	5.000	09/24/2025	Tech Hardware & Equipment	4.504%
Davita Inc	5.000	05/01/2025	Health Services	5.044%
T-Mobile USA Inc	5.125	04/15/2025	Telecom - Wireless	4.470%

(8)	Underwriting Spread or Commission: 1.350%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/22/2017

(11)	Portfolio Assets on Trade Date: $ 300,773,575

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 1,300,000 @ $100.00 = $1,300,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 @ $100.00 = $4,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.434%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Bank of America Merrill Lynch	Barclays Capital
JP Morgan Securities

Co – Managers:

(2)	Names of Issuers: NAVIENT CORP 6.75%

(3)	Title of Securities: NAVI 6 ¾ 06/25/25

(4)	Cusip: 63938CAH1

(5)	Date of First Offering: 05/23/2017

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 99.99

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ROWAN COS INC	7.375	06/15/2025	Oil Field Equipment & Services	7.401%
FRONTIER COMM	6.875	01/15/2025	Health Services	10.369%
ARCELORMITTAL	6.125	06/01/2025	Steel Producers/Products	4.307%

(8)	Underwriting Spread or Commission: 1.350%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/23/2017

(11)	Portfolio Assets on Trade Date: $ 300,248,205

(12)	Price Paid per Unit: 99.99

(13)	Total Price Paid by Portfolio: 1,330,000 @ $99.99 = $1,329,867

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 @ $99.99 = $3,999,600

1

(15)	% of Portfolio Assets Applied to Purchase
0.266%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Barclays capital	Capital One Securities Inc
	Citigroup Global Markets Inc	Goldman Sachs
	Merrill Lynch Pierce Fenner & Smith	Morgan Stanley
	RBC Capital Markets	Scotia Capital Inc
	Suntrust Robinson	Wells Fargo Securities

Co – Managers:

(2)	Names of Issuers: TENET HEALTHCARE CORP

(3)	Title of Securities: THC 4 ⅝ 07/15/24 144A

(4)	Cusip: 88033GCR9

(5)	Date of First Offering: 06/05/2017

(6)	Amount of Total Offering: 830,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Freeport Mcmoran	4.554	11/14/24	Metals/Mining Excluding Steel	5.479%
Rowan Companies I	4.755	1/15/24	Oil Field Equipment & Services	7.957%
Signet UK finance	4.719	6/15/24	Specialty Retail	5.161%

(8)	Underwriting Spread or Commission: 1.50%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 06/05/2017

(11)	Portfolio Assets on Trade Date: $300,624,359

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 402,000 @ $100.00 = $402,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,107,000 @ $100.00 = $3,107,000

(15)	% of Portfolio Assets Applied to Purchase
0.134%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Barclays capital	Capital One Securities Inc
	Citigroup Global Markets Inc	Goldman Sachs
	Merrill Lynch Pierce Fenner & Smith	Morgan Stanley
	RBC Capital Markets	Scotia Capital Inc
	Suntrust Robinson	Wells Fargo Securities

Co – Managers:

(2)	Names of Issuers: THC ESCROW CORP III

(3)	Title of Securities: THC 4 ⅝ 07/15/24

(4)	Cusip: 87248NAA6

(5)	Date of First Offering: 06/05/2017

(6)	Amount of Total Offering: 1,040,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Freeport Mcmoran	4.554	11/14/24	Metals/Mining Excluding Steel	5.479%
Rowan Companies I	4.755	1/15/24	Oil Field Equipment & Services	7.957%
Signet UK finance	4.719	6/15/24	Specialty Retail	5.161%

(8)	Underwriting Spread or Commission: 1.250%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 06/05/2017

(11)	Portfolio Assets on Trade Date: $300,624,359

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 505,000 @ $100.00 = $505,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 3,893,000 @ $100.00 = $3,893,000

(15)	% of Portfolio Assets Applied to Purchase 0.168%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(18)	Years of Continuous Operation (unless municipal security, see below) >3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Barclays capital	Capital One Securities Inc
	Citigroup Global Markets Inc	Goldman Sachs
	Merrill Lynch Pierce Fenner & Smith	Morgan Stanley
	RBC Capital Markets	Scotia Capital Inc
	Suntrust Robinson	Wells Fargo Securities

Co – Managers:

(2)	Names of Issuers: THC ESCROW CORP III

(3)	Title of Securities: THC 5 ⅛ 05/01/25

(4)	Cusip: 87248NAC2

(5)	Date of First Offering: 06/05/2017

(6)	Amount of Total Offering: 1,410,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
B&G Foods	5.250	04/01/25	Food – Wholesale	4.976%
Ball Corp	5.250	07/01/25	Packaging	3.793%
CDW LLC	5	09/01/25	Tech Hardware & Equipment	4.462%

(8)	Underwriting Spread or Commission: 1.250%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 06/05/2017

(11)	Portfolio Assets on Trade Date: $300,624,359

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 500,000 @ $100.00 = $500,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 1,000,000 @ $100.00 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase 0.167%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(18)	Years of Continuous Operation (unless municipal security, see below) >3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Barclays capital	Citigroup Global Markets Inc
	Goldman Sachs	Deutsche Bank Securities Inc
	Merrill Lynch Pierce Fenner & Smith	Morgan Stanley
	RBC Capital Markets	JP Morgan Securities LLC
	Suntrust Robinson	Wells Fargo Securities
	SMBC Nikko Securities America Inc	UBS Investment Bank/US

Co – Managers:
Fifth Third Securities Inc

(2)	Names of Issuers: HCA INC

(3)	Title of Securities: HCA 5 ½ 06/15/47

(4)	Cusip: 404119BV0

(5)	Date of First Offering: 06/08/2017

(6)	Amount of Total Offering: 1,500,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Teck Resources	5.224	03/01/42	Metals/Mining Excluding Steel	4.976%
Noble Holding Intl	5.269	03/15/422	Oil Field Equipment & Services	10.480%
CalAtlantic Group	5	09/01/25	Building & Construction	4.968%

(8)	Underwriting Spread or Commission: 1.000%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 06/08/2017

(11)	Portfolio Assets on Trade Date: $301,431,204

1

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 1,725,000 @ $100.00 = $1,725,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 5,000,000 @ $100.00 = $5,000,000

(15)	% of Portfolio Assets Applied to Purchase 0.576%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(18)	Years of Continuous Operation (unless municipal security, see below) >3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Citigroup Global Markets Inc	Goldman Sachs
	JP Morgan Securities LLC	Morgan Stanley
Wells Fargo Securities

Co – Managers:
	Fifth Third Securities Inc	Barclays Capital
	Merrill Lynch Pierce Fenner & Smith	MUFG Securities Americas Inc
	ICBC Standard Bank Plc	ING Financial Markets LLC
	Rabo Securities USA Inc	Scotia Capital Inc
Williams Capital Group LP

(2)	Names of Issuers: KFC HLD/PIZZA HUT/TACO

(3)	Title of Securities: YUM 4 ¾ 06/01/27

(4)	Cusip: 48250NAC9

(5)	Date of First Offering: 06/12/2017

(6)	Amount of Total Offering: 750,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd
Description	Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
AMERICAN EQUITY IN	5.004	06/15/27	Life Insurance	4.680%
CALATLANTIC GROUP	5.000	06/15/27	Building & Construction	4.968%
OLIN CORP	5.125	09/15/27	Chemicals	4.658%

(8)	Underwriting Spread or Commission: 1.250%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 06/12/2017

(11)	Portfolio Assets on Trade Date: $ 301,802,950

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 1,000,000 @ $100.00 = $1,000,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 2,000,000 @ $100.00 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase 0.334%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(18)	Years of Continuous Operation (unless municipal security, see below) >3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Barclays Capital	Citigroup Global Markets Inc
	Jefferies & Co	JMP Securities
	MUFG Securities Americas Inc	Wells Fargo Securities LLC

Co – Managers:

(2)	Names of Issuers: J2 CLOUD LLC/GLOBAL INC

(3)	Title of Securities: JCOM 6 07/15/25

(4)	Cusip: 466253AA9

(5)	Date of First Offering: 06/22/2017

(6)	Amount of Total Offering: 650,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ALLY FINANCIAL INC	5.804	11/20/25	Banking	4.979%
Amerigas Partners	5.5	05/20/25	Personal & Household Products	5.220%
ARCELORMITTAL	6.125	06/01/25	Steel Producers/Products	4.310%

(8)	Underwriting Spread or Commission: 1.250%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 06/22/2017

(11)	Portfolio Assets on Trade Date: $302,325,829

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 1,650,000 @ $100.00 = $1,650,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 5,000,000 @ $100.00 = $5,000,000

(15)	% of Portfolio Assets Applied to Purchase 0.551%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(18)	Years of Continuous Operation (unless municipal security, see below) >3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	BBVA Securities Inc	Citigroup Global Markets Inc
	Merrill Lynch Pierce Fenner & Smith	PNC Capital Markets
Wells Fargo Securities

Co – Managers:
	BB&T Investment Services	BMO Capital Markets Corp
	Rabo Securities USA Inc	Santander Investment Securities Inc
US Bancorp Investments Inc

(2)	Names of Issuers: COMMERCIAL METALS CO

(3)	Title of Securities: CMC 5 ⅜ 07/15/27

(4)	Cusip: 201723AL7

(5)	Date of First Offering: 06/29/2017

(6)	Amount of Total Offering: 300,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
Amerigas Partners	5.75	05/20/27	Gas Distribution	5.516%
Murphy Oil USA	5.625	05/01/27	Energy - Exploration & Production	4.968%
Nustar logistics	5.625	04/28/27	Gas Distribution	4.956%

(8)	Underwriting Spread or Commission: 1.250%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 06/29/2017

(11)	Portfolio Assets on Trade Date: $303,333,062

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 1,005,000 @ $100.00 = $1,005,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 @ $100.00 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.336%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

JHF II US High Yield Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	ABN AMRO Securities USA LLC	BBVA Securities Inc
	BMO Capital Markets Corp	Capital One Securities Inc
	Citigroup Global Markets Inc	Credit Agricole Securities USA Inc
	Goldman Sachs	Merrill Lynch Pierce Fenner & Smith
	RBC Capital Markets	Scotia Capital USA Inc
	SG Americas Securities LLC	Wells Fargo Securities LLC
	Comerica Securities	Credit Suisse Securities USA LLC
	Iberia Capital Partners LLC	Jefferies & Co
	KeyBanc Capital Markets	Regions Securities LLC

Co – Managers:

(2)	Names of Issuers: Carrizo Oil & Gas Inc

(3)	Title of Securities: CRZO 8 ¼ 07/15/25

(4)	Cusip: 144577AJ2

(5)	Date of First Offering: 06/29/2017

(6)	Amount of Total Offering: 250,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd
Description	Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Noble Holding Intl	7.722	04/01/25	Oil Field Equipment & Services	12.630%
Sprint Corp	7.625	02/15/25	Telecom - Wireless	5.285%
Smurfit Kappa Tre	7.535	11/20/25	Forestry/Paper	4.568%

(8)	Underwriting Spread or Commission: 1.500%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 06/29/2017

(11)	Portfolio Assets on Trade Date: $303,333,062

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 525,000 @ $100.00 = $525,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 @ $100.00 = $4,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.175%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Funds II
Core Bond Fund
Managed by Wells Capital Management, Inc.
Quarter Ended June 30, 2017

17a-7 Transactions

						Execution	Cross	Net	Notes/ Reason
Cusip	Security	Shares/Par	Trade Date	Buying Fund	Selling Fund	Price*	Fee**	Proceeds	for trade
None to Report

17e-1 Transactions

				Buy/	Execution		Commissions
Cusip	Security	Par	Date	Sell	Price	Closing Price	Paid
None to Report

10f-3 Transactions

				Buy/	Execution	Underwriting	Total Price
Cusip	Security	Par	Date	Sell	Price	Spread	Paid
171798AD3	Cimarex Energy Co 3.9% 5/15/27	860,000	4/3/2017	Buy	99.748	0.650%	$857,832.80

59217GCD9	Metropolitan Life Global Funding 2.65%	1,575,000	4/3/2017	Buy	99.963	0.350%	$1,574,417.25
	4/8/22

05964HAB1	Banco Santander S.A 4.25% 4/11/27	1,525,000	4/4/2017	Buy	99.108	0.450%	$1,511,397.00

05964HAC9	Banco Santander S.A. 3.5% 4/11/22	1,805,000	4/4/2017	Buy	99.682	0.300%	$1,799,260.10

63940JAB5	Navient Student Loan Trust 2017-3A A2	798,000	4/10/2017	Buy	100.000	0.300%	$798,000.00

63940JAC3	Navient Student Loan Trust 2017-3A A3	3,560,000	4/10/2017	Buy	100.000	0.300%	$3,560,000.00

98162EAC1	World Omni Auto Receivables Trust 2017-	2,310,000	4/12/2017	Buy	99.981	0.250%	$2,309,556.71
	A A3

98162EAD9	World Omni Auto Receivables Trust 2017-	909,000	4/12/2017	Buy	99.983	0.270%	$908,845.11
	A A4

22822VAF8	Crown Castle International Corporation	505,000	4/26/2017	Buy	99.207	0.875%	$500,995.35
	4.75% 5/15/47

0258M0EK1	American Express Credit 1.875% 5/3/19	4,325,000	4/27/2017	Buy	99.959	0.150%	$4,323,226.75

59523UAN7	Mid-America Apartments, L.P. 3.6%	1,700,000	5/2/2017	Buy	99.580	0.650%	$1,692,860.00
	6/1/27

824348AT3	Sherwin-Williams Company 2.25% 5/15/20	340,000	5/2/2017	Buy	99.997	0.400%	$339,989.80

824348AU0	Sherwin-Williams Company 2.75% 6/1/22	2,040,000	5/2/2017	Buy	99.938	0.600%	$2,038,735.20

824348AV8	Sherwin-Williams Company 3.125% 6/1/24	680,000	5/2/2017	Buy	99.848	0.625%	$678,966.40

824348AW6	Sherwin-Williams Company 3.45% 6/1/27	2,040,000	5/2/2017	Buy	99.637	0.650%	$2,032,594.80

824348AX4	Sherwin-Williams Company 4.5% 6/1/47	950,000	5/2/2017	Buy	99.313	0.875%	$943,473.50

665859AS3	Northern Trust Corporation 3.375%	1,025,000	5/3/2017	Buy	100.000	0.450%	$1,025,000.00
	5/8/32

037833CQ1	Apple Inc. 2.3% 5/11/22	8,490,000	5/4/2017	Buy	99.822	0.120%	$8,474,887.80

037833CR9	Apple Inc. 3.2% 5/11/27	3,055,000	5/4/2017	Buy	100.000	0.200%	$3,055,000.00

037833CS7	Apple Inc. 1.8% 5/11/20	7,470,000	5/4/2017	Buy	99.898	0.100%	$7,462,380.60

037833CU2	Apple Inc 2.85% 5/11/24	3,395,000	5/4/2017	Buy	99.905	0.150%	$3,391,774.75

031162CP3	Amgen Inc. 2.65% 5/11/22	2,715,000	5/8/2017	Buy	99.786	0.350%	$2,709,189.90

037735CW5	Appalachian Power Company 3.3% 6/1/27	1,020,000	5/8/2017	Buy	99.490	0.650%	$1,014,798.00

10f-3 Transactions

					Buy/	Execution	Underwriting	Total Price
Cusip	Security	Par		Date	Sell	Price	Spread	Paid
22160KAJ4	Costco Wholesale Corporation 2.15%	3,410,000		5/9/2017	Buy	99.825	0.300%	$3,404,032.50
	5/18/21

22160KAK1	Costco Wholesale Corporation 2.3%	4,090,000		5/9/2017	Buy	99.625	0.350%	$4,074,662.50
	5/18/22

22160KAL9	Costco Wholesale Corporation 2.75%	2,725,000		5/9/2017	Buy	99.596	0.400%	$2,713,991.00
	5/18/24

22160KAM7	Costco Wholesale Corporation 3% 5/18/27	3,410,000		5/9/2017	Buy	99.137	0.450%	$3,380,571.70

911312BC9	United Parcel Service, Inc. 2.35% 5/16/22	1,700,000		5/11/2017	Buy	99.859	0.350%	$1,697,603.00

05583JAA0	BPCE SA 3% 05/22/22	1,795,000		5/15/2017	Buy	99.380	0.350%	$1,783,871.00

981464FZ8	World Financial Network Credit Card	2,337,000		5/15/2017	Buy	99.989	0.350%	$2,336,753.45
	Master Trust 2017-A A

747525AP8	QUALCOMM Inc. 2.1% 5/20/20	1,365,000		5/19/2017	Buy	99.994	0.150%	$1,364,918.10

747525AR4	QUALCOMM Inc. 2.6% 1/30/23	1,365,000		5/19/2017	Buy	99.839	0.250%	$1,362,802.35

747525AV5	QUALCOMM Inc. 4.3% 5/20/47	820,000		5/19/2017	Buy	99.984	0.750%	$819,868.80

075887BR9	Becton, Dickinson and Company 2.404%	2,175,000		5/22/2017	Buy	100.000	0.200%	$2,175,000.00
	6/5/20

075887BT5	Becton, Dickinson and Company 2.894%	3,260,000		5/22/2017	Buy	100.000	0.350%	$3,260,000.00
	6/6/22

075887BV0	Becton, Dickinson and Company 3.363%	2,535,000		5/22/2017	Buy	100.000	0.625%	$2,535,000.00
	6/6/24

075887BW8	Becton, Dickinson and Company 3.7%	2,900,000		5/22/2017	Buy	100.000	0.650%	$2,900,000.00
	6/6/27

075887BX6	Becton, Dickinson and Company 4.669%	905,000		5/22/2017	Buy	100.000	0.875%	$905,000.00
	6/6/47

87233QAC2	TC PipeLines, LP 3.9% 5/25/27	1,020,000		5/22/2017	Buy	100.000	0.650%	$1,020,000.00

136385AW1	Canadian Natural Resources Ltd. 2.95%	1,440,000		5/23/2017	Buy	99.853	0.600%	$1,437,883.20
	1/15/23

136385AX9	Canadian Natural Resources Ltd. 3.85%	500,000		5/23/2017	Buy	99.696	0.650%	$498,480.00
	6/1/27

136385AY7	Canadian Natural Resources Ltd. 4.95%	360,000		5/23/2017	Buy	99.922	0.875%	$359,719.20
	6/1/47

23317HAF9	DDR Corporation 4.7% 6/1/27	360,000		5/23/2017	Buy	99.817	0.650%	$359,341.20

96949LAD7	Williams Partners LP 3.75% 6/15/27	1,435,000		5/31/2017	Buy	99.949	0.650%	$1,434,268.15

00912XAW4	Air Lease Corporation 2.875% 7/1/22	2,545,000		6/5/2017	Buy	99.553	0.600%	$2,533,623.85

906548CM2	Union Electric Company 2.95% 6/15/27	1,435,000		6/6/2017	Buy	99.674	0.650%	$1,430,321.90

929160AT6	Vulcan Materials Company 3.9% 4/1/27	215,000	* reissuance of 03/09/17 deal)	6/12/2017	Buy	103.540	0.650%	$224,730.54

929160AVI	Vulcan Materials Company 4.5% 6/15/47	715,000		6/12/2017	Buy	99.624	0.875%	$712,311.60

10922NAA1	Brighthouse Financial, Inc. 3.7% 6/22/27	1,780,000		6/15/2017	Buy	99.917	0.650%	$1,778,522.60

10922NAD5	Brighthouse Financial, Inc. 4.7% 6/22/47	1,785,000		6/15/2017	Buy	99.316	0.875%	$1,772,790.60

29372JAC1	Enterprise Fleet Financing 2017-2, LLC A3	1,926,000		6/20/2017	Buy	99.998	0.250%	$1,925,958.01

961214DQ3	Westpac Banking Corporation 2.5%	2,850,000		6/21/2017	Buy	99.837	0.250%	$2,845,354.50
	6/28/22

124857AS2	CBS Corporation 2.5% 2/15/23	2,135,000		6/26/2017	Buy	99.426	0.350%	$2,122,745.10

124857AT0	CBS Corporation 3.375% 2/15/28	1,070,000		6/26/2017	Buy	99.027	0.450%	$1,059,588.90

29250NAQ8	Enbridge Inc. 2.9% 7/15/22	1,425,000		6/27/2017	Buy	99.916	0.600%	$1,423,803.00

10f-3 Transactions

					Buy/	Execution	Underwriting	Total Price
Cusip	Security	Par		Date	Sell	Price	Spread	Paid
29250NAR6	Enbridge Inc. 3.7% 7/15/27	1,780,000		6/27/2017	Buy	99.974	0.650%	$1,779,537.20

75884RAV5	Regency Centers, L.P. 3.6% 2/1/27	569,000	* reissuance of 01/17/17 deal)	6/27/2017	Buy	100.379	0.650%	$579,919.11

Purchased securities at the issue price, paid no commissions
* includes accrued interest

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	U. S. Bancorp
	J. P. Morgan Securities	Wells Fargo Securities
MUFG Securities

Co-Managers
	BBVA Securities	BOK Financial Securities
	BB&T Capital Markets	PNC Capital Markets
	CIBC World Markets	Santander Investment Securities
	ING Financial Markets	Scotia Capital

(2)	Names of Issuers: Cimarex Energy Co.

(3)	Title of Securities: XEC 3.9 05/15/27, C#171798AD3

(4)	Date of First Offering: 04/03/2017

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.748

Comparable Securities

1)	DTE 3.8 03/15/27, C#233331AZ0
2)	BRX 3.9 03/15/27, C#11120VAE3
3)	COF 3.75 03/09/27, C#14040HBN4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 15 years

(9)	Trade Date: 04/03/2017

(10)	Portfolio Assets on Trade Date: $1,723,576,948

(11)	Price Paid per Unit: $99.748

(12)	Total Price Paid by Portfolio:
860,000 bonds @ $99.748 = $857,832.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.748 = $11,969,760.00

(14)	% of Portfolio Assets Applied to Purchase
.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
15 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Morgan Stanley
	Credit Suisse	Wells Fargo Securities
HSBC Securities

Co-Managers
	BNP Paribas	Samuel A. Ramirez & Co.
	Mitsubishi UFJ	Sumitomo Mitsui Financial Group

(2)	Names of Issuers: Metropolitan Life Global Funding

(3)	Title of Securities: MET 2.65 04/8/22 144A, Cusip #59217GCD9

(4)	Date of First Offering: 04/03/2017

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.963

Comparable Securities

1)	F 3.339 03/28/22, C#345397YL1
2)	WU 3.6 03/15/22, C#959802AU3
3)	JNJ 2.25 03/03/22, C#478160CD4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 149 years

(9)	Trade Date: 04/03/2017

(10)	Portfolio Assets on Trade Date: $1,723,576,948

(11)	Price Paid per Unit: $99.963

(12)	Total Price Paid by Portfolio:
1,575,000 bonds @ $99.963 = $1,574,417.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.963 = $19,992,600.00

1

(14)	% of Portfolio Assets Applied to Purchase
.091%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
149 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Santander
	Credit Suisse	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Banco Santander S.A.

(3)	Title of Securities: SANTAN 4.25 04/11/27, C#05964HAB1

(4)	Date of First Offering: 04/04/2017

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.108

Comparable Securities

1)	DTE 3.8 03/15/27, C#233331AZ0
2)	BRX 3.9 03/15/27, C#11120VAE3
3)	COF 3.75 03/09/27, C#14040HBN4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 160 years

(9)	Trade Date: 04/04/2017

(10)	Portfolio Assets on Trade Date: $1,719,433,916

(11)	Price Paid per Unit: $99.108

(12)	Total Price Paid by Portfolio:
1,525,000 bonds @ $99.108 = $1,511,397.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.108 = $19,821,600.00

(14)	% of Portfolio Assets Applied to Purchase
.088%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
160 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Santander
	Credit Suisse	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Banco Santander S.A.

(3)	Title of Securities: SANTAN 3.5 04/11/22, C#05964HAC9

(4)	Date of First Offering: 04/04/2017

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.682

Comparable Securities

1)	F 3.339 03/28/22, C#34597YL1
2)	WU 3.6 03/15/22, C#959802AU3
3)	JNJ 2.25 03/03/22, C#478160CD4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 160 years

(9)	Trade Date: 04/04/2017

(10)	Portfolio Assets on Trade Date: $1,719,433,916

(11)	Price Paid per Unit: $99.682

(12)	Total Price Paid by Portfolio:
1,805,000 bonds @ $99.682 = $1,799,260.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.682 = $24,920,500.00

(14)	% of Portfolio Assets Applied to Purchase
.105%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
160 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	RBC Capital Markets	Wells Fargo Bank

Co-Managers
	BofA Merrill Lynch	Goldman Sachs & Co.
	Barclays Capital	JP Morgan Securities
Credit Suisse

(2)	Names of Issuers: Navient Student Loan Trust

(3)	Title of Securities: NAVSL 2017-3A A2 144A, C#63940JAB5

(4)	Date of First Offering: 04/10/2017

(5)	Amount of Total Offering: $175,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	FORDO 2017-A A4, C#34531EAE6
2)	ALLYA 2017-1 A4, C#02007PAD5
3)	CIIT 2017-A2 A2, C#17305EGA7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 04/10/2017

(10)	Portfolio Assets on Trade Date: $1,722,477,192

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
798,000.00 bonds @ $100.000 = $798,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,500,000 bonds @ $100.000 = $25,500,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	RBC Capital Markets	Wells Fargo Bank

Co-Managers
	Bank of America	Goldman Sachs & Co.
	Barclays Capital	JP Morgan Securities
Credit Suisse

(2)	Names of Issuers: Navient Student Loan Trust

(3)	Title of Securities: NAVSL 2017-3A A3, Cusip #63940JAC3

(4)	Date of First Offering: 04/10/2017

(5)	Amount of Total Offering: $530,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	DCENT 2017-A2 A2, C#254683BX2
2)	FORDO 2017-A A4, C#34531EAE6
3)	AMXCA 2017-1 A, C#02587AAJ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 04/10/2017

(10)	Portfolio Assets on Trade Date: $1,722,477,192

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
3,560,000 bonds @ $100.000 = $3,560,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $100.000 = $50,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
.207%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	MUFG Securities	Mizuho Securities
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	BofA Merrill Lynch	Regions Securities
	BB&T Capital Markets	SunTrust Robinson Humphrey
Comerica Securities

(2)	Names of Issuers: World Omni Auto Receivables Trust

(3)	Title of Securities: WOART 2017-A A3, C#98162EAC1

(4)	Date of First Offering: 04/12/17

(5)	Amount of Total Offering: $426,000,000

(6)	Unit Price of Offering: $99.98081

Comparable Securities

1)	DCENT 2017-A2 A2, C#254683BX2
2)	FORDO 2017-A A4, C#34531EAE6
3)	AMXCA 2017-1 A, C#02587AAJ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 49 years

(9)	Trade Date: 04/12/17

(10)	Portfolio Assets on Trade Date: $1,727,570,177

(11)	Price Paid per Unit: $99.98081

(12)	Total Price Paid by Portfolio:
2,310,000 bonds @ $99.98081 = $2,309,556.71

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
32,000,000 bonds @ $99.98081 = $31,993,859.20

1

(14)	% of Portfolio Assets Applied to Purchase
.134%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
49 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	MUFG Securities	Mizuho Securities
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	BofA Merrill Lynch	Regions Securities
	BB&T Capital Markets	SunTrust Robinson Humphrey
Comerica Securities

(2)	Names of Issuers: World Omni Auto Receivables Trust

(3)	Title of Securities: WOART 2017-A A4, C#98162EAD9

(4)	Date of First Offering: 04/12/17

(5)	Amount of Total Offering: $94,750,000

(6)	Unit Price of Offering: $99.98296

Comparable Securities
1)	DCENT 2017-A2 A2, C#254683BX2
2)	FORDO 2017-A A4, C#34531EAE6
3)	AMXCA 2017-1 A, C#02587AAJ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.270%).

(8)	Years of Issuer’s Operations: 49 years

(9)	Trade Date: 04/12/17

(10)	Portfolio Assets on Trade Date: $1,727,570,177

(11)	Price Paid per Unit: $99.98296

(12)	Total Price Paid by Portfolio:
909,000 bonds @ $99.98296 = $908,845.11

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,050,000 bonds @ $99.98296 = $12,047,946.68

1

(14)	% of Portfolio Assets Applied to Purchase
.053%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
49 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Morgan Stanley
	Citigroup Global Markets	MUFG Securities
	Credit Agricole Securities	PNC Capital Markets
	Fifth Third Securities	RBC Capital Markets
	JP Morgan Securities	SG Americas Securities
	Merrill Lynch, Pierce,	SMBC Nikko Securities
	Fenner & Smith	SunTrust Robinson Humphrey
	Mizuho Securities	TD Securities

Co-Managers
	Citizens Capital Markets	Wells Fargo Securities

(2)	Names of Issuers: Crown Castle International Corporation

(3)	Title of Securities: CCI 4.75 05/15/47, Cusip #22822VAF8

(4)	Date of First Offering: 04/26/2017

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.207

Comparable Securities
1)	PGR 4.125 04/15/47, C#743315AS2
2)	VZ 5.5 03/16/47, C#92343VDV3
3)	MSFT 4.25 02/06/47, C#594918CA0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 23 years

(9)	Trade Date: 04/26/2017

(10)	Portfolio Assets on Trade Date: $1,721,724,622

(11)	Price Paid per Unit: $99.207

(12)	Total Price Paid by Portfolio:
505,000 bonds @ $99.207 = $500,995.35

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.207 = $6,994,490.00

(14)	% of Portfolio Assets Applied to Purchase
.029%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
23 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	UBS Securities
	Goldman Sachs	Wells Fargo Securities
RBC Capital Markets

Co-Managers
	Lloyds Securities	CastleOak Securities
	MUFG Securities	Drexel Hamilton
	RBS Securities	Mischler Financial Group
	SMBC Nikko Securities	Samuel A. Ramirez & Co.
Standard Chartered Bank

(2)	Names of Issuers: American Express Credit

(3)	Title of Securities: AXP 1.875 05/03/19, C#0258M0EK1

(4)	Date of First Offering: 04/27/2017

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.959

Comparable Securities
1)	GM 2.65 04/13/20, C#37045XBV7
2)	PM 1.625 02/21/19, C#718172BW8
3)	SO 2 03/30/20, C#373334KG5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 167 years

(9)	Trade Date: 04/27/2017

(10)	Portfolio Assets on Trade Date: $1,723,974,800

(11)	Price Paid per Unit: $99.959

(12)	Total Price Paid by Portfolio:
4,325,000 bonds @ $99.959 = $4,323,226.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.959 = $59,975,400.00

(14)	% of Portfolio Assets Applied to Purchase
.251%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
167 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	U.S. Bancorp
	Jefferies & Co.	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	BMO Capital Markets	KeyBanc Capital Markets
	BB&T Capital Markets	Mizuho Securities
	Capital One Securities	Regions Securities
	Fifth Third Securities	SunTrust Robinson Humphrey
	FTN Financial Securities	TD Securities

(2)	Names of Issuers: Mid-America Apartments, L.P.

(3)	Title of Securities: MAA 3.6 06/01/27, C#59523UAN7

(4)	Date of First Offering: 05/02/2017

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $99.580

Comparable Securities
1)	CSX 3.25 06/01/27, C#126408HH9
2)	COF 3.75 03/09/27, C#14040HBN4
3)	SO 3.25 03/30/27, C#373334KH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 23 years

(9)	Trade Date: 05/02/2017

(10)	Portfolio Assets on Trade Date: $1,725,723,951

(11)	Price Paid per Unit: $99.580

(12)	Total Price Paid by Portfolio:
1,700,000 bonds @ $99.580 = $1,692,860.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.580 = $24,895,000.00

(14)	% of Portfolio Assets Applied to Purchase
.098%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
23 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	PNC Capital Markets
	J.P. Morgan Securities	Wells Fargo Securities
Morgan Stanley

Co-Managers
	HSBC Securities	SunTrust Robinson Humphrey
	Key Capital Markets	USB Capital Resources
RBC Capital Markets

(2)	Names of Issuers: Sherwin-Williams Company

(3)	Title of Securities: SHW 2.25 05/15/20, C#824348AT3

(4)	Date of First Offering: 05/02/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.997

Comparable Securities
1)	GM 2.65 04/13/20, C#37045XBV7
2)	GS 2.6 12/27/20, C#34181GWG5
3)	SO 2 03/30/20, C#373334KG5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 151 years

(9)	Trade Date: 05/02/2017

(10)	Portfolio Assets on Trade Date: $1,725,723,951

(11)	Price Paid per Unit: $99.997

(12)	Total Price Paid by Portfolio:
340,000 bonds @ $99.997 = $339,989.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.997 = $4,999,850.00

1

(14)	% of Portfolio Assets Applied to Purchase
.020%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
151 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	PNC Capital Markets
	J.P. Morgan Securities	Wells Fargo Securities
Morgan Stanley

Co-Managers
	HSBC Securities	SunTrust Robinson Humphrey
	Key Capital Markets	U.S. Bancorp
RBC Capital Markets

(2)	Names of Issuers: Sherwin-Williams Company

(3)	Title of Securities: SHW 2.75 06/01/22, C#824348AU0

(4)	Date of First Offering: 05/02/2017

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.938

Comparable Securities

1) PEP 2.25 05/02/22, C#713448DT2
2) F 3.339 03/28/22, C#345397YL1
3) VZ 3.125 03/16/22, C#9243VDW1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 151 years

(9)	Trade Date: 05/02/2017

(10)	Portfolio Assets on Trade Date: $1,725,723,951

(11)	Price Paid per Unit: $99.938

(12)	Total Price Paid by Portfolio:
2,040,000 bonds @ $99.938 = $2,038,735.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.938 = $29,981,400.00

1

(14)	% of Portfolio Assets Applied to Purchase
.118%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
151 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	PNC Capital Markets
	J.P. Morgan Securities	Wells Fargo Securities
Morgan Stanley

Co-Managers
	HSBC Securities	SunTrust Robinson Humphrey
	Key Capital Markets	U.S. Bancorp
RBC Capital Markets

(2)	Names of Issuers: Sherwin-Williams Company

(3)	Title of Securities: SHW 3.125 06/01/24, C#824348AV8

(4)	Date of First Offering: 05/02/2017

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.848

Comparable Securities

1) GM 3.95 04/13/24, C#37045XBW5
2) BAMACN 4 04/01/24, C#11271RAA7
3) HNDA 2.9 02/16/24, C#02665WBP5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 151 years

(9)	Trade Date: 05/02/2017

(10)	Portfolio Assets on Trade Date: $1,725,723,951

(11)	Price Paid per Unit: $99.848

(12)	Total Price Paid by Portfolio:
680,000 bonds @ $99.848 = $678,966.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.848 = $9,984,800.00

1

(14)	% of Portfolio Assets Applied to Purchase
.039%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
151 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	PNC Capital Markets
	J.P. Morgan Securities	Wells Fargo Securities
Morgan Stanley

Co-Managers
	HSBC Securities	SunTrust Robinson Humphrey
	Key Capital Markets	U.S. Bancorp
RBC Capital Markets

(2)	Names of Issuers: Sherwin-Williams Company

(3)	Title of Securities: SHW 3.45 06/01/27, C#824348AW6

(4)	Date of First Offering: 05/02/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.637

Comparable Securities

1) CSX 3.25 06/01/27, C#126408HH9
2) COF 3.75 03/09/27, C#14040HBN4
3) SO 3.25 03/30/27, C#373334KH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 151 years

(9)	Trade Date: 05/02/2017

(10)	Portfolio Assets on Trade Date: $1,725,723,951

(11)	Price Paid per Unit: $99.637

(12)	Total Price Paid by Portfolio:
2,040,000 bonds @ $99.637 = $2,032,594.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.637 = $29,891,100.00

1

(14)	% of Portfolio Assets Applied to Purchase
.118%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
151 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	PNC Capital Markets
	J.P. Morgan Securities	Wells Fargo Securities
Morgan Stanley

Co-Managers
	HSBC Securities	SunTrust Robinson Humphrey
	Key Capital Markets	U.S. Bancorp
RBC Capital Markets

(2)	Names of Issuers: Sherwin-Williams Company

(3)	Title of Securities: SHW 4.5 06/01/47, C#824348AX4

(4)	Date of First Offering: 05/02/2017

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.313

Comparable Securities

1) PEP 4 05/02/47, C#713448DV7
2) PGR 4.125 04/15/47, C#743315AS2
3) VZ 5.5 03/16/47, C#92343VDV3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 151 years

(9)	Trade Date: 05/02/2017

(10)	Portfolio Assets on Trade Date: $1,725,723,951

(11)	Price Paid per Unit: $99.313

(12)	Total Price Paid by Portfolio:
950,000 bonds @ $99.313 = $943,473.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.313 = $19,862,600.00

1

(14)	% of Portfolio Assets Applied to Purchase
.055%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
151 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Morgan Stanley

Co-Managers
	Barclays Capital	UBS Securities
	Citigroup Global Markets	Wells Fargo Securities
	Goldman Sachs & Co.	Loop Capital Markets
	J.P. Morgan Securities	The Williams Capital Group

(2)	Names of Issuers: Northern Trust Corporation

(3)	Title of Securities: NTRS 3.375 05/08/32, C#665859AS3

(4)	Date of First Offering: 05/03/2017

(5)	Amount of Total Offering: 350,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1) CSX 3.25 06/01/27, C#126408HH9
2) COF 3.75 03/09/27, C#14040HBN4
3) SO 3.25 03/30/27, C#373334KH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 128 years

(9)	Trade Date: 05/03/2017

(10)	Portfolio Assets on Trade Date: $1,725,006,065

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,025,000 bonds @ $100.000 = $1,025,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $100.000 = $15,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
.059%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
128 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs & Co.	Deutsche Bank Securities
	J. P. Morgan Securities	BofA Merrill Lynch
	Wells Fargo Securities	Morgan Stanley & Co.

Co-Managers
	Barclays Capital	Mischler Financial Group
	Citigroup Global Markets	Siebert Cisneros Shank & Co
	MUFG Securities	The Williams Capital Group
Loop Capital Markets

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 2.3 05/11/22, C#037833CQ1

(4)	Date of First Offering: 05/04/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.822

Comparable Securities

1)	PEP 2.25 05/22/22, C#713448DT2
2)	F 3.339 03/28/22, C#345397YL1
3)	VZ 3.125 03/16/22, C#92343VDW1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.120%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 05/04/2017

(10)	Portfolio Assets on Trade Date: $1,721,316,946

(11)	Price Paid per Unit: $99.822

(12)	Total Price Paid by Portfolio:
8,490,000 bonds @ $99.822 = $8,474,887.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
125,000,000 bonds @ $99.822 = $124,777,500.00

(14)	% of Portfolio Assets Applied to Purchase
.492%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs & Co.	Deutsche Bank Securities
	J. P. Morgan Securities	BofA Merrill Lynch
	Wells Fargo Securities	Morgan Stanley & Co.

Co-Managers
	Barclays Capital	Mischler Financial Group
	Citigroup Global Markets	Siebert Cisneros Shank & Co
	MUFG Securities	The Williams Capital Group
Loop Capital Markets

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 3.2 05/11/27, C#037833CR9

(4)	Date of First Offering: 05/04/2017

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	CSX 3.25 06/01/27, C#126408HH9
2)	COF 3.75 03/09/27, C#14040HBN4
3)	SO 3.25 03/30/27, C#373334KH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 05/04/2017

(10)	Portfolio Assets on Trade Date: $1,721,316,946

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
3,055,000 bonds @ $100.000 = $3,055,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $100.000 = $45,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.177%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs & Co.	Deutsche Bank Securities
	J. P. Morgan Securities	BofA Merrill Lynch
	Wells Fargo Securities	Morgan Stanley & Co.

Co-Managers
	Barclays Capital	Mischler Financial Group
	Citigroup Global Markets	Siebert Cisneros Shank & Co
	MUFG Securities	The Williams Capital Group
Loop Capital Markets

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 1.8 05/11/20, C#037833CS7

(4)	Date of First Offering: 05/04/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.898

Comparable Securities

1)	GM 2.65 04/13/20, C#37045XBV7
2)	GS 2.6 12/27/20, C#38141GWG5
3)	SO 2 03/30/20, C#373334KG5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.100%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 05/04/2017

(10)	Portfolio Assets on Trade Date: $1,721,316,946

(11)	Price Paid per Unit: $99.898

(12)	Total Price Paid by Portfolio:
7,470,000 bonds @ $99.898 = $7,462,380.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
110,000,000 bonds @ $99.898 = $109,887,800.00

(14)	% of Portfolio Assets Applied to Purchase
.434%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs & Co.	Deutsche Bank Securities
	J. P. Morgan Securities	BofA Merrill Lynch
	Wells Fargo Securities	Morgan Stanley & Co.

Co-Managers
	Barclays Capital	Mischler Financial Group
	Citigroup Global Markets	Siebert Cisneros Shank & Co
	MUFG Securities	The Williams Capital Group
Loop Capital Markets

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 2.85 05/11/24, C#037833CU2

(4)	Date of First Offering: 05/04/2017

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $99.905

Comparable Securities

1)	GM 3.95 04/13/24, C#37045XBW5
2)	BAMACN 4 04/01/24, C#11271RAA7
3)	HNDA 2.9 02/16/24, C#02665WBP5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 05/04/2017

(10)	Portfolio Assets on Trade Date: $1,721,316,946

(11)	Price Paid per Unit: $99.905

(12)	Total Price Paid by Portfolio:
3,395,000 bonds @ $99.905 = $3,391,774.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.905 = $49,952,500.00

(14)	% of Portfolio Assets Applied to Purchase
.197%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Barclays Capital
	Goldman Sachs & Co.	Mizuho Securities

Co-Managers
	BNP Paribas Securities	MFR Securities
	Citigroup Global Markets	MUFG Securities
	Deutsche Bank Securities	RBC Capital Markets
	J.P. Morgan Securities	SMBC Nikko Securities
	Morgan Stanley & Co.	UBS Securities
	Credit Suisse Securities	Wells Fargo Securities
HSBC Securities

(2)	Names of Issuers: Amgen Inc.

(3)	Title of Securities: AMGN 2.65 05/11/22, C#031162CP3

(4)	Date of First Offering: 05/08/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.786

Comparable Securities

1)	PEP 2.25 05/22/22, C#713448DT2
2)	F 3.339 03/28/22, C#345397YL1
3)	VZ 3.125 03/16/22, C#92343VDW1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 37 years

(9)	Trade Date: 05/08/2017

(10)	Portfolio Assets on Trade Date: $1,720,714,553

(11)	Price Paid per Unit: $99.786

(12)	Total Price Paid by Portfolio:
2,715,000 bonds @ $99.786 = $2,709,189.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.786 = $39,914,400.00

(14)	% of Portfolio Assets Applied to Purchase
.157%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
37 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas	Wells Fargo Securities
KeyBanc Capital Markets

Co-Managers
PNC Capital Markets

(2)	Names of Issuers: Appalachian Power Company

(3)	Title of Securities: AEP 3.3 06/01/27, C#037735CW5

(4)	Date of First Offering: 05/08/2017

(5)	Amount of Total Offering: 325,000,000

(6)	Unit Price of Offering: $99.490

Comparable Securities

1)	CSX 3.25 06/01/27, C#126408HH9
2)	COF 3.75 03/09/27, C#14040HBN4
3)	SO 3.25 03/30/27, C#373334KH3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 111 years

(9)	Trade Date: 05/08/2017

(10)	Portfolio Assets on Trade Date: $1,720,714,553

(11)	Price Paid per Unit: $99.490

(12)	Total Price Paid by Portfolio: 1,020,000 bonds @ $99.490 = $1,014,798.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 15,000,000 bonds @ $99.490 = $14,923,500.00

(14)	% of Portfolio Assets Applied to Purchase .059%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 111 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	U.S. Bancorp
	Guggenheim Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Costco Wholesale Corporation

(3)	Title of Securities: COST 2.15 05/18/21, C#22160KAJ4

(4)	Date of First Offering: 05/09/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.825

Comparable Securities

1)	GM 2.65 04/13/20, C#37045XBV7
2)	GS 2.6 12/27/20, C#38141GWG5
3)	SO 2 03/30/20, C#373334KG5

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 05/09/2017

(10)	Portfolio Assets on Trade Date: $1,718,318,321

(11)	Price Paid per Unit: $99.825

(12)	Total Price Paid by Portfolio: 3,410,000 bonds @ $99.825 = $3,404,032.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 50,000,000 bonds @ $99.825 = $49,912,500.00

(14)	% of Portfolio Assets Applied to Purchase . 198%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	U.S. Bancorp
	Guggenheim Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Costco Wholesale Corporation

(3)	Title of Securities: COST 2.3 05/18/22, C#22160KAK1

(4)	Date of First Offering: 05/09/2017

(5)	Amount of Total Offering: 800,000,000

(6)	Unit Price of Offering: $99.625

Comparable Securities

1)	PEP 2.25 05/02/22, C#713448DT2
2)	F 3.339 03/28/22, C#345397YL1
3)	VZ 3.125 03/16/22, C#92343VDW1

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 05/09/2017

(10)	Portfolio Assets on Trade Date: $1,718,318,321

(11)	Price Paid per Unit: $99.625

(12)	Total Price Paid by Portfolio: 4,090,000 bonds @ $99.625 = $4,074,662.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 60,000,000 bonds @ $99.625 = $59,775,000.00

(14)	% of Portfolio Assets Applied to Purchase .237%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	U.S. Bancorp
	Guggenheim Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Costco Wholesale Corporation

(3)	Title of Securities: COST 2.75 05/18/24, C#22160KAL9

(4)	Date of First Offering: 05/09/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.596

Comparable Securities

1)	GM 3.95 04/13/24, C#37045XBW5
2)	BAMACN 4 04/01/24, C#11271RAA7
3)	HNDA 2.9 02/16/24, C#02668WBP5

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 05/09/2017

(10)	Portfolio Assets on Trade Date: $1,718,318,321

(11)	Price Paid per Unit: $99.596

(12)	Total Price Paid by Portfolio: 2,725,000 bonds @ $99.596 = $2,713,991.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 40,000,000 bonds @ $99.596 = $39,838,400.00

(14)	% of Portfolio Assets Applied to Purchase .158%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	U.S. Bancorp
	Guggenheim Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Costco Wholesale Corporation

(3)	Title of Securities: COST 3 05/18/27, C#22160KAM7

(4)	Date of First Offering: 05/09/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.137

Comparable Securities

1)	CSX 3.25 06/01/27, C#126408HH9
2)	COF 3.75 03/09/27, C#14040HBN4
3)	GP 3.25 03/30/27, C#373334KH3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 05/09/2017

(10)	Portfolio Assets on Trade Date: $1,718,318,321

(11)	Price Paid per Unit: $99.137

(12)	Total Price Paid by Portfolio: 3,410,000 bonds @ $99.137 = $3,380,571.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 50,000,000 bonds @ $99.137 = $49,568,500.00

(14)	% of Portfolio Assets Applied to Purchase .197%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	BofA Merrill Lynch
	Goldman Sachs & Co.	Citigroup
	Morgan Stanley & Co.	J.P. Morgan
	UBS Investment Bank	Wells Fargo Securities

Co-Managers
	BNP Paribas Securities	Lloyds Securities
	SG Americas Securities	Mizuho Securities
	BNY Mellon Capital Markets	MUFG Securities
	CastleOak Securities	Standard Chartered Bank
	Commerz Markets	The Williams Capital Group
	Fifth Third Securities	U.S. Bancorp Investments
HSBC Securities

(2)	Names of Issuers: United Parcel Service, Inc.

(3)	Title of Securities: UPS 2.35 05/16/22, C#911312BC9

(4)	Date of First Offering: 05/11/2017

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $99.859

Comparable Securities

1)	PEP 2.25 05/02/22, C#713448DT2
2)	F 3.339 03/28/22, C#345397YL1
3)	VZ 3.125 03/16/22, C#92343VDW1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 110 years

(9)	Trade Date: 05/11/2017

(10)	Portfolio Assets on Trade Date: $1,720,674,021

(11)	Price Paid per Unit: $99.859

1

(12)	Total Price Paid by Portfolio:
1,700,000 bonds @ $99.859 = $1,697,603.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.859 = $24,964,750.00

(14)	% of Portfolio Assets Applied to Purchase
.099%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
110 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs	Natixis
	J.P. Morgan	Wells Fargo
Morgan Stanley

Co-Managers
	Desjardins Securities	Swedbank
Jefferies & Co.

(2)	Names of Issuers: BPCE SA

(3)	Title of Securities: BPCEGP 3 05/22/22 144A, C#05583JAA0

(4)	Date of First Offering: 05/15/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.380

Comparable Securities

1)	PEP 2.25 05/02/22, C#713448DT2
2)	F 3.339 03/28/22, C#345397YL1
3)	VZ 3.125 03/16/22, C#92343VDW1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 8 years

(9)	Trade Date: 05/15/2017

(10)	Portfolio Assets on Trade Date: $1,726,400,447

(11)	Price Paid per Unit: $99.380

(12)	Total Price Paid by Portfolio:
1,795,000 bonds @ $99.380 = $1,783,871.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.380 = $24,845,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
.103%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	RBC Capital Markets
CIBC Capital Markets

Co-Managers
	BNP Paribas	KeyBanc Capital Markets
	Fifth Third Securities	Wells Fargo Securities
	J.P. Morgan	Scotiabank

(2)	Names of Issuers: World Financial Network Credit Card Master Trust

(3)	Title of Securities: WFNMT 2017-A A, C#981464FZ8

(4)	Date of First Offering: 05/15/17

(5)	Amount of Total Offering: 400,000,000

(6)	Unit Price of Offering: $99.98945

Comparable Securities

1)	CCCIT 2017-A3 A3, C#17305EGB5
2)	TAOT 2017-B A4, C#89190BAE8
3)	AMXCA 2017-3 A, C#02582JHE3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 21 years

(9)	Trade Date: 05/15/17

(10)	Portfolio Assets on Trade Date: $1,726,400,447

(11)	Price Paid per Unit: $99.98945

(12)	Total Price Paid by Portfolio:
2,337,000 bonds @ $99.98945 = $2,336,753.45

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.98945 = $34,996,307.50

1

(14)	% of Portfolio Assets Applied to Purchase
.135%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Deutsche Bank
	Barclays Capital	Goldman Sachs
	Citigroup	J.P. Morgan Securities

Co-Managers
	Mizuho Securities	Loop Capital Markets
	MUFG Securities	SMBC Nikko
	Wells Fargo Securities	U.S. Bancorp
	BNP Paribas Securities	Academy Securities
	Lloyds Securities	Lebenthal & Co.

(2)	Names of Issuers: QUALCOMM Inc.

(3)	Title of Securities: QCOM 2.1 05/20/20, C# 747525AP8

(4)	Date of First Offering: 05/19/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.994

Comparable Securities

1)	GM 2.65 04/13/20, C#37045XBV7
2)	GS 2.6 12/27/20, C#38141GWG5
3)	SO 2 03/30/20, C#373334KG5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 05/19/2017

(10)	Portfolio Assets on Trade Date: $1,735,181,057

(11)	Price Paid per Unit: $ 99.994

(12)	Total Price Paid by Portfolio:
1,365,000 bonds @ $99.994 = $1,364,918.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $ 99.994 = $19,998,800.00

(14)	% of Portfolio Assets Applied to Purchase
.079%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Deutsche Bank
	Barclays Capital	Goldman Sachs
	Citigroup	J.P. Morgan Securities

Co-Managers
	Mizuho Securities	Loop Capital Markets
	MUFG Securities	SMBC Nikko
	Wells Fargo Securities	U.S. Bancorp
	BNP Paribas Securities	Academy Securities
	Lloyds Securities	Lebenthal & Co.

(2)	Names of Issuers: QUALCOMM Inc.

(3)	Title of Securities: QCOM 2.6 01/30/23, C#747525AR4

(4)	Date of First Offering: 05/19/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.839

Comparable Securities

1)	PEP 2.25 05/02/22, C#713448DT2
2)	F 3.339 03/28/22, C#345397YL1
3)	VZ 3.125 03/16/22, C#92343VDW1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 05/19/2017

(10)	Portfolio Assets on Trade Date: $1,735,181,057

(11)	Price Paid per Unit: $99.839

(12)	Total Price Paid by Portfolio:
1,365,000 bonds @ $99.839 = $1,362,802.35

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.839 = $19,967,800.00

(14)	% of Portfolio Assets Applied to Purchase
.079%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Deutsche Bank
	Barclays Capital	Goldman Sachs
	Citigroup	J.P. Morgan Securities

Co-Managers
	Mizuho Securities	Loop Capital Markets
	MUFG Securities	SMBC Nikko
	Wells Fargo Securities	U.S. Bancorp
	BNP Paribas Securities	Academy Securities
	Lloyds Securities	Lebenthal & Co.

(2)	Names of Issuers: QUALCOMM Inc.

(3)	Title of Securities: QCOM 4.3 05/20/47, C#747525AV5

(4)	Date of First Offering: 05/19/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.984

Comparable Securities

1)	PEP 4 05/02/47, C#713448DV7
2)	PGR 4.125 04/15/47, C#743315AS2
3)	VZ 5.5 03/16/47, C#92343VDV3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 05/19/2017

(10)	Portfolio Assets on Trade Date: $1,735,181,057

(11)	Price Paid per Unit: $99.984

(12)	Total Price Paid by Portfolio:
820,000 bonds @ $99.984 = $819,868.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.984 = $14,997,600.00

(14)	% of Portfolio Assets Applied to Purchase
.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Morgan Stanley
	BNP Paribas	MUFG Securities
	Citigroup Global Markets	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	Scotiabank	ING Financial Markets
	Standard Chartered Bank	Loop Capital Markets
	U.S. Bancorp Investments	The Williams Capital Group
BNY Mellon Capital Markets

(2)	Names of Issuers: Becton, Dickinson and Company

(3)	Title of Securities: BDX 2.404 06/05/20, C#075887BR9

(4)	Date of First Offering: 05/22/17

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	GM 2.65 04/13/20, C#37045XBV7
2)	GS 2.6 12/27/20, C#38141GWG5
3)	SO 2 03/30/20, C#373334KG5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 120 years

(9)	Trade Date: 05/22/2017

(10)	Portfolio Assets on Trade Date: $1,735,200,932

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
2,175,000 bonds @ $100.000 = $2,175,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $100.000 = $30,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.125%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
120 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Morgan Stanley
	BNP Paribas	MUFG Securities
	Citigroup Global Markets	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	Scotiabank	ING Financial Markets
	Standard Chartered Bank	Loop Capital Markets
	U.S. Bancorp Investments	The Williams Capital Group
BNY Mellon Capital Markets

(2)	Names of Issuers: Becton, Dickinson and Company

(3)	Title of Securities: BDX 2.894 06/06/22, C#075887BT5

(4)	Date of First Offering: 05/22/17

(5)	Amount of Total Offering: 1,800,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	PEP 2.25 05/02/22, C#713448DT2
2)	F 3.339 03/28/22, C#345397YL1
3)	VZ 3.125 03/16/22, C#92343VDW1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 120 years

(9)	Trade Date: 05/22/2017

(10)	Portfolio Assets on Trade Date: $1,735,200,932

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
3,260,000 bonds @ $100.000 = $3,260,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $100.000 = $45,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.188%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
120 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Morgan Stanley
	BNP Paribas	MUFG Securities
	Citigroup Global Markets	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	Scotiabank	ING Financial Markets
	Standard Chartered Bank	Loop Capital Markets
	U.S. Bancorp Investments	The Williams Capital Group
BNY Mellon Capital Markets

(2)	Names of Issuers: Becton, Dickinson and Company

(3)	Title of Securities: BDX 3.363 06/06/24, C#075887BV0

(4)	Date of First Offering: 05/22/17

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	GM 3.95 04/13/24, C#37045XBW5
2)	BAMACN 4 04/01/24, C#11271RAA7
3)	HNDA 2.9 02/16/24, C#02665WBP5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 120 years

(9)	Trade Date: 05/22/2017

(10)	Portfolio Assets on Trade Date: $1,735,200,932

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
2,535,000 bonds @ $100.000 = $2,535,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $100.000 = $35,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.146%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
120 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Morgan Stanley
	BNP Paribas	MUFG Securities
	Citigroup Global Markets	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	Scotiabank	ING Financial Markets
	Standard Chartered Bank	Loop Capital Markets
	U.S. Bancorp Investments	The Williams Capital Group
BNY Mellon Capital Markets

(2)	Names of Issuers: Becton, Dickinson and Company

(3)	Title of Securities: BDX 3.7 06/06/27, C#075887BW8

(4)	Date of First Offering: 05/22/17

(5)	Amount of Total Offering: 2,400,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	CSX 3.25 06/01/27, C#126408HH9
2)	COF 3.75 03/09/27, C#14040HBN4
3)	SO 3.25 02//30/27, C#373334KH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 120 years

(9)	Trade Date: 05/22/2017

(10)	Portfolio Assets on Trade Date: $1,735,200,932

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
2,900,000 bonds @ $100.000 = $2,900,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $100.000 = $40,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.167%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
120 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Morgan Stanley
	BNP Paribas	MUFG Securities
	Citigroup Global Markets	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	Scotiabank	ING Financial Markets
	Standard Chartered Bank	Loop Capital Markets
	U.S. Bancorp Investments	The Williams Capital Group
BNY Mellon Capital Markets

(2)	Names of Issuers: Becton, Dickinson and Company

(3)	Title of Securities: BDX 4.669 06/06/47, C#075887BX6

(4)	Date of First Offering: 05/22/17

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	PEP 4 05/02/47, C#713448DV7
2)	PGR 4.125 04/15/47, C#743315AS2
3)	VZ 5.5 03/16/47, C#92343VDV3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 120 years

(9)	Trade Date: 05/22/2017

(10)	Portfolio Assets on Trade Date: $1,735,200,932

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio: 905,000 bonds @ $100.000 = $905,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $100.000 = $15,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.052%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
120 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	MUFG Securities	BofA Merrill Lynch

Co-Managers
	Citigroup Global Markets	Deutsche Bank Securities
	HSBC Securities	J.P. Morgan Securities
	Mizuho Securities	Wells Fargo Securities
SunTrust Robinson Humphrey

(2)	Names of Issuers: TC PipeLines, LP

(3)	Title of Securities: TCP 3.9 05/25/27, C# 87233QAC2

(4)	Date of First Offering: 05/22/2017

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	CSX 3.25 06/01/27, C#126408HH9
2)	COF 3.75 03/09/27, C#14040HBN4
3)	SO 3.25 03/30/27, C#373334KH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 19 years

(9)	Trade Date: 05/22/2017

(10)	Portfolio Assets on Trade Date: $ 1,735,200,932

(11)	Price Paid per Unit: $ 100.000

(12)	Total Price Paid by Portfolio:
1,020,000 bonds @ $ 100.000 = $1,020,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $ 100.000 = $15,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
.059%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
19 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Barclays Capital	MUFG Securities
	Citigroup	TD Securities

Co-Managers
	BMO Capital Markets	Scotia Capital
	CIBC World Markets	SMBC Nikko
	Mizuho Securities	Wells Fargo Securities
RBC Capital Markets

(2)	Names of Issuers: Canadian Natural Resources Ltd.

(3)	Title of Securities: CNQCN 2.95 01/15/23, C#136385AW1

(4)	Date of First Offering: 05/23/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.853

Comparable Securities

1)	PEP 2.25 05/02/22, C#713448DT2
2)	F 3.339 03/28/22, C#345397YL1
3)	VZ 3.125 03/16/22, C#92343VDW1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%)

(8)	Years of Issuer’s Operations: 44 years

(9)	Trade Date: 05/23/2017

(10)	Portfolio Assets on Trade Date: $1,731,881,929

(11)	Price Paid per Unit: $99.853

(12)	Total Price Paid by Portfolio:
1,440,000 bonds @ $99.853 = $1,437,883.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.853 = $19,970,600.00

(14)	% of Portfolio Assets Applied to Purchase
.083%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Barclays Capital	MUFG Securities
	Citigroup	TD Securities

Co-Managers
	BMO Capital Markets	Scotia Capital
	CIBC World Markets	SMBC Nikko
	Mizuho Securities	Wells Fargo Securities
RBC Capital Markets

(2)	Names of Issuers: Canadian Natural Resources Ltd.

(3)	Title of Securities: CNQCN 3.85 06/01/27, C#136385AX9

(4)	Date of First Offering: 05/23/2017

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.696

Comparable Securities

1)	CSX 3.25 06/01/27, C#126408HH9
2)	COF 3.75 03/09/27, C#14040HBN4
3)	SO 3.25 03/30/27, C#373334KH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%)

(8)	Years of Issuer’s Operations: 44 years

(9)	Trade Date: 05/23/2017

(10)	Portfolio Assets on Trade Date: $1,731,881,929

(11)	Price Paid per Unit: $99.696

(12)	Total Price Paid by Portfolio:
500,000 bonds @ $99.696 = $498,480.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.696 = $6,978,720.00

(14)	% of Portfolio Assets Applied to Purchase
.029%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Barclays Capital	MUFG Securities
	Citigroup	TD Securities

Co-Managers
	BMO Capital Markets	Scotia Capital
	CIBC World Markets	SMBC Nikko
	Mizuho Securities	Wells Fargo Securities
RBC Capital Markets

(2)	Names of Issuers: Canadian Natural Resources Ltd.

(3)	Title of Securities: CNQCN 4.95 06/01/47, C#136385AY7

(4)	Date of First Offering: 05/23/2017

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.922

Comparable Securities

1)	PEP 4 05/02/47, C#713448DV7
2)	PGR 4.125 04/15/47, C#743315AS2
3)	VZ 5.5 03/16/47, C#92343VDV3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)	Years of Issuer’s Operations: 44 years

(9)	Trade Date: 05/23/2017

(10)	Portfolio Assets on Trade Date: $1,731,881,929

(11)	Price Paid per Unit: $99.922

(12)	Total Price Paid by Portfolio:
360,000 bonds @ $99.922 = $359,719.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.922 = $6,994,540.00

(14)	% of Portfolio Assets Applied to Purchase
.021%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Jefferies	Wells Fargo Securities
J.P. Morgan

Co-Managers
	BNY Mellon Capital Markets	FTN Financial Securities
	Capital One Securities	The Huntington Investment Co.
	Scotia Capital	SMBC Nikko Securities
	U.S. Bancorp	The Williams Capital Group

(2)	Names of Issuers: DDR Corporation

(3)	Title of Securities: DDR 4.7 06/01/27, C#23317HAF9

(4)	Date of First Offering: 05/23/2017

(5)	Amount of Total Offering: 450,000,000

(6)	Unit Price of Offering: $99.817

Comparable Securities

1)	CSX 3.25 06/01/27, C#126408HH9
2)	COF 3.75 03/09/27, C#14040HBN4
3)	SO 3.25 03/30/27, C#373334KH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 52 years

(9)	Trade Date: 05/23/2017

(10)	Portfolio Assets on Trade Date: $1,731,881,929

(11)	Price Paid per Unit: $99.817

(12)	Total Price Paid by Portfolio:
360,000 bonds @ $99.817 = $359,341.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.817 = $4,990,850.00

1

(14)	% of Portfolio Assets Applied to Purchase
.021%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
52 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	Credit Agricole Securities
	Merrill Lynch, Pierce,	DNB Markets
	Fenner & Smith	UBS Securities
RBC Capital Markets

Co-Managers
	Barclays Capital	Scotia Capital
	Citigroup Global Markets	TD Securities
	J.P. Morgan Securities	Wells Fargo Securities
	MUFG Securities Americas	Tuohy Brothers Invt. Research

(2)	Names of Issuers: Williams Partners LP

(3)	Title of Securities: WPZ 3 ¾ 06/15/27, C#96949LAD7

(4)	Date of First Offering: 05/31/2017

(5)	Amount of Total Offering: 1,450,000,000

(6)	Unit Price of Offering: $99.949

Comparable Securities

1)	CSX 3.25 06/01/27, C#126408HH9
2)	COF 3.75 03/09/27, C#14040HBN4
3)	SO 3.25 03/30/27, C#373334KH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 109 years

(9)	Trade Date: 05/31/2017

(10)	Portfolio Assets on Trade Date: $1,744,615,715

(11)	Price Paid per Unit: $99.949

(12)	Total Price Paid by Portfolio:
1,435,000 bonds @ $99.949 = $1,434,268.15

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.949 = $19,989,800.00

(14)	% of Portfolio Assets Applied to Purchase
.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
109 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Loop Capital Markets
	Goldman Sachs & Co.	Merrill Lynch, Pierce,
	J.P. Morgan Securities	Fenner & Smith
	SunTrust Robinson Humphrey	Mizuho Securities
	BMO Capital Markets	Morgan Stanley & Co.
	BNP Paribas	MUFG Securities Americas
	Commonwealth Bank of Australia	RBC Capital Markets
	Fifth Third Securities	SG Americas Securities
	ICBC Standard Bank	Stifel, Nicholaus & Co.
	KeyBanc Capital Markets	Wells Fargo Securities
Lloyds Securities

Co-Managers

(2)	Names of Issuers: Air Lease Corporation

(3)	Title of Securities: AL 2 ⅝ 07/01/22, C#00912XAW4

(4)	Date of First Offering: 06/05/2017

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $99.553

Comparable Securities

1)	MS 2.75 05/19/22, C#61744YAH1
2)	KO 2.2 05/25/22, C#191216CF5
3)	SPG 2.625 06/15/22, C#828807DB0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 7 years

(9)	Trade Date: 06/05/2017

(10)	Portfolio Assets on Trade Date: $1,749,733,654

(11)	Price Paid per Unit: $99.553

1

(12)	Total Price Paid by Portfolio:
2,545,000 bonds @ $99.553 = $2,533,623.85

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.553 = $34,843,550.00

(14)	% of Portfolio Assets Applied to Purchase
.145%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
7 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	RBC Capital Markets
	Goldman Sachs	SMBC Nikko Securities
	Morgan Stanley	Wells Fargo Securities

Co-Managers
	Academy Securities	Ramirez & Co.
CastleOak Securities

(2)	Names of Issuers: Union Electric Company

(3)	Title of Securities: AEE 2.95 06/15/27, C#906548CM2

(4)	Date of First Offering: 06/06/2017

(5)	Amount of Total Offering: 400,000,000

(6)	Unit Price of Offering: $99.674

Comparable Securities

1)	ETR 3.12 09/01/27, C#29364WAZ1
2)	PNC 3.15 05/19/27, C#693475AT2
3)	LLY 3.1 05/15/27, C#532457BP2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 115 years

(9)	Trade Date: 06/06/2017

(10)	Portfolio Assets on Trade Date: 1,752,324,355

(11)	Price Paid per Unit: $ 99.674

(12)	Total Price Paid by Portfolio:
1,435,000 bonds @ $ 99.674 = $1,430,321.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $ 99.674 = $19,934,800.00

1

(14)	% of Portfolio Assets Applied to Purchase
.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
115 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Regions Securities
	Goldman Sachs & Co.	U.S. Bancorp
	SunTrust Robinson Humphrey	Wells Fargo Securities

Co-Managers
	FTN Financial Securities	the Williams Capital Group
Synovus Securities

(2)	Names of Issuers: Vulcan Materials Company

(3)	Title of Securities: VMC 3.9 04/01/27, C#929160AT6 (reissuance of 03/09/17 deal)

(4)	Date of First Offering: 06/12/2017

(5)	Amount of Total Offering: 50,000,000

(6)	Unit Price of Offering: $103.54

Comparable Securities

1)	ETR 3.12 09/01/27, C#29364WAZ1
2)	PNC 3.15 05/19/27, C#693475AT2
3)	LLY 3.1 05/15/27, C#532457BP2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 108 years

(9)	Trade Date: 06/12/2017

(10)	Portfolio Assets on Trade Date: $1,746,231,521

(11)	Price Paid per Unit: $103.54

(12)	Total Price Paid by Portfolio:
215,000 bonds @ $103.54 = $224,730.54

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $103.54 = $3,135,775.00

1

(14)	% of Portfolio Assets Applied to Purchase
.013%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
108 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Regions Securities
	Goldman Sachs & Co.	U.S. Bancorp
	SunTrust Robinson Humphrey	Wells Fargo Securities

Co-Managers
	FTN Financial Securities	The Williams Capital Group
Synovus Securities

(2)	Names of Issuers: Vulcan Materials Company

(3)	Title of Securities: VMC 4.5 06/15/47, C#929160AV1

(4)	Date of First Offering: 06/12/2017

(5)	Amount of Total Offering: 700,000,000

(6)	Unit Price of Offering: $99.624

Comparable Securities

1) PEP 4 05/02/47, C#713448DV7
2) PGR 4.125 04/15/47, C#743315AS2
3) VZ 5.5 03/16/47, C#72343VDV3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 108 years

(9)	Trade Date: 06/12/2017

(10)	Portfolio Assets on Trade Date: $1,746,231,521

(11)	Price Paid per Unit: $99.624

(12)	Total Price Paid by Portfolio:
715,000 bonds @ $99.624= $712,311.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.624 = $14,943,600.00

1

(14)	% of Portfolio Assets Applied to Purchase
.041%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
108 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities
J.P. Morgan

Co-Managers
	Barclays Capital	HSBC Securities
	BNP Paribas	MUFG Securities Americas
	Citigroup Global Markets	SMBC Nikko Securities
	Credit Suisse Securities	U.S. Bancorp
	Deutsche Bank Securities	Williams Capital Group

(2)	Names of Issuers: Brighthouse Financial, Inc.

(3)	Title of Securities: BHF 3.7 06/22/27 144A, C#10922NAA1

(4)	Date of First Offering: 06/15/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.917

Comparable Securities

1) ETR 3.12 09/01/27, C#29364WAZ1
2) PNC 3.15 05/19/27, C#693475AT2
3) LLY 3.1 05/15/27, C#532457BP2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 149 years

(9)	Trade Date: 06/15/2017

(10)	Portfolio Assets on Trade Date: $1,749,601,424

(11)	Price Paid per Unit: $99.917

(12)	Total Price Paid by Portfolio:
1,780,000 bonds @ $99.917 = $1,778,522.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.917 = $24,979,250.00

(14)	% of Portfolio Assets Applied to Purchase
.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
149 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities
J.P. Morgan

Co-Managers
	Barclays Capital	HSBC Securities
	BNP Paribas	MUFG Securities Americas
	Citigroup Global Markets	SMBC Nikko Securities
	Credit Suisse Securities	U.S. Bancorp
	Deutsche Bank Securities	Williams Capital Group

(2)	Names of Issuers: Brighthouse Financial, Inc.

(3)	Title of Securities: BHF 4.7 06/22/47 144A, C#10922NAD5

(4)	Date of First Offering: 06/15/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.316

Comparable Securities

1) GXP 4.2 06/15/47, C#485134BQ2
2) PEP 4 05/02/47, C#713448DV7
3) GWW 4.2 05/15/47, C#384802AD6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 149 years

(9)	Trade Date: 06/15/2017

(10)	Portfolio Assets on Trade Date: $1,749,601,424

(11)	Price Paid per Unit: $99.316

(12)	Total Price Paid by Portfolio:
1,785,000 bonds @ $99.316 = $1,772,790.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.316 = $29,794,800.00

(14)	% of Portfolio Assets Applied to Purchase
.101%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
149 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	HSBC
	BofA Merrill Lynch	RBC Capital Markets

Co-Managers
	Mizuho Securities	TD Securities
	MUFG	Wells Fargo Securities
Societe Generale

(2)	Names of Issuers: Enterprise Fleet Financing 2017-2, LLC

(3)	Title of Securities: EFF 2017-2 A3, C#29372JAC1

(4)	Date of First Offering: 06/20/17

(5)	Amount of Total Offering: 146,200,000

(6)	Unit Price of Offering: $99.99782

Comparable Securities

1) CCCIT 2017-A3 A3, C#17305EGB5
2) TAOT 2017-B A4, C#89190BAE8
3) AMXCA 2017-3 A, C#02582JHE3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 60 years

(9)	Trade Date: 06/20/17

(10)	Portfolio Assets on Trade Date: $1,750,940,035

(11)	Price Paid per Unit: $99.99782

(12)	Total Price Paid by Portfolio:
1,926,000 bonds @ $99.99782 = $1,925,958.01

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,500,000 bonds @ $99.99782 = $27,499,400.50

1

(14)	% of Portfolio Assets Applied to Purchase
.110%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
60 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond
Fund Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
J.P. Morgan

Co-Managers

(2)	Names of Issuers: Westpac Banking Corporation

(3)	Title of Securities: WSTP 2.5 06/28/22, C#961214DQ3

(4)	Date of First Offering: 06/21/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.837

Comparable Securities

1) MS 2.75 05/19/22, C#61744YAH1
2) KO 2.2 05/25/22, C#191216CF5
3) SPG 2.625 06/15/22, C#828807DB0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 35 years

(9)	Trade Date: 06/21/2017

(10)	Portfolio Assets on Trade Date: $1,748,411,490

(11)	Price Paid per Unit: $99.837

(12)	Total Price Paid by Portfolio:
2,850,000 bonds @ $99.837 = $2,845,354.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.837 = $39,934,800.00

(14)	% of Portfolio Assets Applied to Purchase
.163%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Deutsche Bank Securities
	BNP Paribas	SMBC Nikko
	Credit Suisse	Wells Fargo Securities

Co-Managers
	MUFG Securities Americas	BNY Mellon Capital Markets
	RBC Capital Markets	Academy Securities
	U.S. Bancorp Investments	Loop Capital Markets
	TD Securities	Samuel A. Ramirez & Co.
	SG Americas Securities	The Williams Capital Group

(2)	Names of Issuers: CBS Corporation

(3)	Title of Securities: CBS 2.5 02/15/23, C#124857AS2

(4)	Date of First Offering: 06/26/2017

(5)	Amount of Total Offering: 400,000,000

(6)	Unit Price of Offering: $99.426

Comparable Securities

1) MS 2.75 05/19/22, C#61744YAH1
2) KO 2.2 05/25/22, C#191216CF5
3) SPG 2.625 06/15/22, C#828807DB0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 131 years

(9)	Trade Date: 06/26/2017

(10)	Portfolio Assets on Trade Date: $1,750,224,107

(11)	Price Paid per Unit: $99.426

(12)	Total Price Paid by Portfolio:
2,135,000 bonds @ $99.426 = $2,122,745.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.426 = $29,827,800.00

(14)	% of Portfolio Assets Applied to Purchase
.121%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
131 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Deutsche Bank Securities
	BNP Paribas	SMBC Nikko
	Credit Suisse	Wells Fargo Securities

Co-Managers
	MUFG Securities Americas	BNY Mellon Capital Markets
	RBC Capital Markets	Academy Securities
	U.S. Bancorp Investments	Loop Capital Markets
	TD Securities	Samuel A. Ramirez & Co.
	SG Americas Securities	The Williams Capital Group

(2)	Names of Issuers: CBS Corporation

(3)	Title of Securities: CBS 3.375 02/15/28, C#124857AT0

(4)	Date of First Offering: 06/26/2017

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.027

Comparable Securities

1) ETR 3.12 09/01/27, C#29364WAZ1
2) PNC 3.15 05/19/27, C#693475AT2
3) LLY 3.1 05/15/27, C#532457BP2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 131 years

(9)	Trade Date: 06/26/2017

(10)	Portfolio Assets on Trade Date: $1,750,224,107

(11)	Price Paid per Unit: $99.027

(12)	Total Price Paid by Portfolio:
1,070,000 bonds @ $99.027 = $1,059,588.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.027 = $14,854,050.00

(14)	% of Portfolio Assets Applied to Purchase
.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
131 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	SMBC Nikko
	Citigroup	Wells Fargo Securities

Co-Managers
	BNP Paribas	Societe Generale
	Credit Agricole	BB&T Capital Markets
	HSBC	Loop Capital Markets

(2)	Names of Issuers: Enbridge Inc.

(3)	Title of Securities: ENBCN 2.9 07/15/22, C#29250NAQ8

(4)	Date of First Offering: 06/27/2017

(5)	Amount of Total Offering: 700,000,000

(6)	Unit Price of Offering: $99.916

Comparable Securities

1)	MS 2.75 05/19/22, C#61744YAH1
2)	KO 2.2 05/25/22, C#191216CF5
3)	SPG 2.625 06/15/22, C#828807DB0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 68 years

(9)	Trade Date: 06/27/2017

(10)	Portfolio Assets on Trade Date: $1,745,561,523

(11)	Price Paid per Unit: $99.916

(12)	Total Price Paid by Portfolio:
1,425,000 bonds @ $99.916 = $1,423,803.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.916 = $19,983,200.00

1

(14)	% of Portfolio Assets Applied to Purchase
.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
68 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	SMBC Nikko
	Citigroup	Wells Fargo Securities

Co-Managers
	BNP Paribas	Societe Generale
	Credit Agricole	BB&T Capital Markets
	HSBC	Loop Capital Markets

(2)	Names of Issuers: Enbridge Inc.

(3)	Title of Securities: ENBCN 3.7 07/15/27, C#29250NAR6

(4)	Date of First Offering: 06/27/2017

(5)	Amount of Total Offering: 700,000,000

(6)	Unit Price of Offering: $99.974

Comparable Securities

1) ETR 3.12 09/01/27, C#29364WAZ1
2) PNC 3.15 05/19/27, C#693475AT2
3) LLY 3.1 05/15/27, C#532457BP2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 68 years

(9)	Trade Date: 06/27/2017

(10)	Portfolio Assets on Trade Date: $1,745,561,523

(11)	Price Paid per Unit: $99.974

(12)	Total Price Paid by Portfolio:
1,780,000 bonds @ $99.974 = $1,779,537.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.974 = $24,993,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
68 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Wells Fargo Securities	U.S. Bancorp Investments
	J.P. Morgan	PNC Capital Markets
	BofA Merrill Lynch	Regions Securities
	SunTrust Robinson Humphrey	Mizuho Securities

Co-Managers
	BB&T Capital Markets	TD Securities
	RBC Capital Markets	Comerica Securities
SMBC Nikko

(2)	Names of Issuers: Regency Centers, L.P.

(3)	Title of Securities: REG 3.6 02/01/27, C#75884RAV5

(4)	Date of First Offering: 06/27/17 (reissuance of 01/17/17 deal)

(5)	Amount of Total Offering: 175,000,000

(6)	Unit Price of Offering: $100.379

Comparable Securities

1) ETR 3.12 09/01/27, C#29364WAZ1
2) PNC 3.15 05/19/27, C#693475AT2
3) LLY 3.1 05/15/27, C#532457BP2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 54 years

(9)	Trade Date: 06/27/17

(10)	Portfolio Assets on Trade Date: $1,745,561,523

(11)	Price Paid per Unit: $100.379

(12)	Total Price Paid by Portfolio:
569,000 bonds @ $100.379 = $579,919.11

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 8,000,000 bonds @ $100.379 = $8,153,520.00

1

(14)	% of Portfolio Assets Applied to Purchase
.033%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
54 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm
By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2